UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Communications Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

COMMUNICATIONS SYSTEMS, INC.
10900 Red Circle Drive
Minnetonka, Minnesota 55343

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 19, 2011

Dear Shareholders:

          You are cordially invited to attend the Annual Meeting of Shareholders of Communications Systems, Inc. (the “Company” or “CSI”). The meeting will be held at the Company’s offices located at 10900 Red Circle Drive, Minnetonka, Minnesota, on Thursday, May 19, 2011 beginning at 10:00 a.m., Central Daylight Time, for the following purposes:

1.	To elect three directors to hold office until the 2014 Annual Meeting of Shareholders or until their successors are elected and qualified;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2011;

3.	To approve the Communications Systems, Inc. 2011 Executive Incentive Compensation Plan; and

4.	To approve amendments to the Communications Systems, Inc. Employee Stock Purchase Plan.

          The Board of Directors has fixed the close of business on March 24, 2011 as the record date for determination of shareholders entitled to notice of and to vote at the meeting.

          You may attend the meeting and vote in person, or you may vote by proxy. To ensure your representation at the meeting, please sign, date and return your proxy in the enclosed envelope, whether or not you expect to attend in person. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors,

David T. McGraw Secretary

Minnetonka, Minnesota

April 6, 2011

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:

Copies of this Notice, the Proxy Statement following this Notice and the Annual Report to Shareholders that is being mailed with this Notice are available at www.ematerials.com/jcs

COMMUNICATIONS SYSTEMS, INC.

PROXY STATEMENT FOR MAY 19, 2011 ANNUAL MEETING OF SHAREHOLDERS

ii

COMMUNICATIONS SYSTEMS, INC.

PROXY STATEMENT

GENERAL INFORMATION

Information Regarding the Annual Meeting

          This Proxy Statement is furnished to the shareholders of Communications Systems, Inc. (“CSI” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders that will be held at the Company’s offices at 10900 Red Circle Drive, Minnetonka, Minnesota, on Thursday, May 19, 2011, beginning at 10:00 a.m., Central Daylight Time, or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, email or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s Common Stock registered in the names of nominees and will reimburse these banks and brokers for their reasonable out-of-pocket expenses. If you wish to attend our Annual Meeting, directions to our offices are provided under “Other Information” below.

Solicitation and Revocation of Proxies

          Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a proxy by written request or in person at the Annual Meeting. If not so revoked, the shares represented by that proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters that properly come before the meeting require a vote of shareholders, the shares represented by the proxies will be voted by persons named as proxies in accordance with their judgment on these matters. The Company’s corporate offices are located at 10900 Red Circle Drive, Minnetonka, Minnesota, 55343, and its telephone number is (952) 996-1674. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 8, 2011.

Voting Securities and Record Date

          Only shareholders of record at the close of business on March 24, 2011 will be entitled to vote at the meeting. As of that date, the Company had outstanding 8,449,267 shares of $.05 par value Common Stock. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

          Under Minnesota law and the Company’s Articles of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, but will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. If the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, however, then that item must be approved by holders of a majority of the minimum number of shares that would constitute a quorum. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, but will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

          For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if a shareholder does not give that shareholder’s broker or nominee specific instructions, the shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval, but will be counted as present for the purpose of determining the presence of a quorum.

CORPORATE GOVERNANCE AND BOARD MATTERS

General

          Our Board of Directors is committed to sound and effective corporate governance practices. Our governance policies are consistent with applicable provisions of the rules of the Securities and Exchange Commission (the “SEC”) and the listing standards of the NASDAQ Stock Market (“NASDAQ”). We also periodically review our governance policies and practices in comparison to those suggested by authorities in corporate governance and the practices of other public companies.

          You can access our corporate governance charters and other related materials in the “Investor Resources” section of our website under “Corporate Governance” at http://www.commsystems.com or by writing to our Corporate Secretary at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343, or by sending an e-mail to our Corporate Secretary at DavidM@commsysinc.conm.

The Board, Board Committees and Meetings

          Meeting Attendance. Our Board of Directors meets regularly during the year to review matters affecting our Company and to act on matters requiring Board approval. Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. During 2010, the Board of Directors met seven times. Each of our directors attended at least 75% of the meetings of the Board and committees on which he or she served, and all directors, except Mr. Lacey and Mr. Pint, attended the 2010 Annual Meeting of Shareholders.

          Board Committees. Our Board of Directors has established the following committees: Audit, Compensation, Governance and Nominating, Finance, Public Responsibility and Executive. Except as noted below, only members of the Board serve on these committees. Following is information about each committee.

          Audit Committee. The Audit Committee is responsible for the engagement, retention and replacement of the independent registered public accounting firm, approval of transactions between the Company and a director or executive officer unrelated to service as a director or officer, approval of non-audit services provided by the Company’s independent registered public accounting firm, oversight of the Company’s internal controls and the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters. Deloitte & Touche LLP, the Company’s independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee operates under a formal charter that was most recently amended in June 2008. The current members of the Audit Committee are Edwin C. Freeman (Chair), Luella G. Goldberg and Randall D. Sampson. Mr. Freeman, Ms. Goldberg and Mr. Sampson are each “independent” under SEC and NASDAQ rules. The Board of Directors has determined that Edwin C. Freeman qualifies as the Committee’s financial expert. The Audit Committee met five times during 2010. The report of the Audit Committee is found on page 32.

          Compensation Committee. The Compensation Committee is responsible for the overall compensation strategy and policies of the Company; reviews and approves the compensation and other terms of employment of the Company’s chief executive officer and other executive officers, subject to final Board approval; oversees the establishment of performance goals and objectives for the Company’s executive officers; administers the Company’s incentive compensation plans; considers the adoption of other or additional compensation plans; and, provides oversight and final determinations with respect to the Company’s 401(k) plan, employee stock ownership plan and other similar employee benefit plans. The Committee operates under a charter approved by the Board of Directors that was most recently amended in June 2008. The current members of the Compensation Committee are Gerald D. Pint (Chair), Edwin C. Freeman, Roger H. D. Lacy and Randall D. Sampson. Each of the members of the Compensation Committee is independent under Nasdaq standards. The Committee met seven times in 2010. Further information regarding the Compensation Committee is provided beginning at page 11.

         Governance and Nominating Committee. The Governance and Nominating Committee is responsible for reviewing the size and composition of the Board, identifying individuals qualified to become Board members, recommending to the Board of Directors nominees to be elected at the annual meeting of shareholders, reviewing the size and composition of the Board committees, facilitating Board self-assessment and reviewing and advising the Board regarding strategic direction and strategic management. The Committee operates under a charter approved by the Board that was last amended in June 2008. The current members of the Governance and Nominating Committee are Luella G. Goldberg (Chair), Roger H. D. Lacey and Gerald D. Pint. Each of the members of the Governance and Nominating Committee is independent under NASDAQ listing standards. The Committee met three times during 2010.

          Finance Committee. The Finance Committee is responsible for reviewing and approving the Company’s annual business plan and related operating budgets. The Finance Committee interfaces with the Compensation Committee with respect to implementing compensation policies that support the Company’s annual business plan. The Finance Committee is also responsible for overseeing and making recommendations about the financial operating policies and procedures relating to matters such as investment of excess cash, management of accounts receivable and inventory, purchases of capital equipment, travel, and employee benefits and perquisites. The current members of the Committee are directors Randall D. Sampson (Chair), Jeffrey K. Berg, Edwin C. Freeman and Curtis A. Sampson. The Finance Committee met three times in 2010.

          Public Responsibility Committee. The Public Responsibility Committee is responsible for guiding and directing charitable giving by the Company and its subsidiaries. In addition, as appropriate, the Committee is responsible for reviewing and providing recommendations regarding CSI policies related to corporate social responsibility and public policy issues of significance to CSI, or policies that may effect CSI’s business operation, performance, or corporate reputation. The current members of the Public Responsibility Committee are directors Jeffrey K. Berg (Chair), Luella G. Goldberg and Randall D. Sampson, as well as Karen Nesburg Bleick, the Company’s Vice President of Human Resources. The Public Responsibility Committee met once in 2010.

          Executive Committee. Pursuant to Company’s bylaws, the Executive Committee has the authority to act on behalf of the Board of Directors and the Company with respect to matters requiring Board action that arise between meetings of the Board or otherwise as it has been authorized to act by the Board of Directors. The current members of the Committee are Curtis A. Sampson (Chair), Jeffrey K. Berg, Edwin C. Freeman and Gerald D. Pint. While members of the Executive Committee engaged in informal consultations during the year, this Committee did not formally meet in 2010.

Director Independence

          The Board of Directors has adopted director independence guidelines that conform to the definitions of “independence” set forth in Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A-3 under the Securities Exchange Act of 1934 and listing standards of NASDAQ. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and director nominees and has determined that each of the following directors qualifies as “independent” under NASDAQ listing standards: Edwin C. Freeman, Luella G. Goldberg, Roger H. D. Lacy, Gerald D. Pint and Randall D. Sampson. Directors Curtis A. Sampson and Jeffrey K. Berg are not independent under NASDAQ listing standards. Curtis A. Sampson does not qualify as independent because the level of compensation he received in 2010 and prior years exceeded the limitations for independence: See “Director Compensation,” and “Certain Transactions.” Jeffrey K. Berg does not qualify as independent because he is the Chief Executive Officer of the Company.

Selecting Nominees for Election to the Board

          The Governance and Nominating Committee is the standing committee responsible for recommending to the full Board of Directors the nominees for election as directors at our annual shareholder meetings. In making its recommendations, the Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board, and works with management in attracting candidates with those qualifications. The Committee does not have a formal policy regarding diversity; nevertheless, in making its recommendations, in addition to minimum requirements of integrity, ability to make independent analytical inquiries, personal health and a willingness to devote adequate time and effort to Board responsibilities, the Committee seeks to have a Board that reflects diversity in background, education, business experience, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company.

          Although we have never received a submission in the past, the Governance and Nominating Committee will consider qualified candidates for director that are submitted by our shareholders. Shareholders can submit qualified candidates, together with appropriate biographical information, to the Governance and Nominating Committee at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Submissions will be forwarded to the Governance and Nominating Committee for review and consideration. Any Shareholder desiring to submit a director candidate for consideration at our 2012 Annual Meeting of Shareholders must ensure that the submission is received by the Company no later than December 10, 2011 in order to provide adequate time for the Governance and Nominating Committee to properly consider the candidate. A shareholder wishing to formally nominate a director candidate should follow the procedure set forth below under the caption “Other Information – Shareholder Proposals for 2012 Annual Meeting --Shareholder Nominations.”

Board Leadership

          The Board does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chair of the Board, although currently the two positions are separated as the Company’s former CEO, Curtis A. Sampson, continued as Chair after retiring as CEO. This structure enables the Chair, in collaboration with other non-employee directors, to have an active role in setting agendas and establishing Board priorities and procedures.

Board’s Role in Managing Risk

          In general, management is responsible for the day-to-day management of the risks the Company faces, while the Board, acting as a whole and through the Audit Committee, has responsibility for oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management attends the regular meetings of the Board and is available to address questions and concerns raised by the Board related to risk management, and our Board regularly discusses with management, and the Company’s independent auditors and internal auditor, identified major risk exposures, their potential financial impact on the Company, and steps that can be taken to manage these risks.

          The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Audit Committee reviews the Company’s financial statements and meets with the Company’s independent auditors and internal auditor at regularly scheduled meetings of the Audit Committee to review their reports on the adequacy and effectiveness of our internal audit and internal control systems, and to discuss policies with respect to risk assessment and risk management.

Director Compensation

          Compensation information paid to non-employee directors of the Company is set forth under the caption “Director Compensation” on page 18.

Code of Ethics and Business Conduct

          We have a Code of Ethics and Business Conduct (the “Code”) applicable to all of the Company’s officers, directors, employees and consultants that establishes guidelines for professional and ethical conduct in the workplace. The Code also contains a special set of guidelines applicable to the Company’s senior financial officers, including the chief executive officer, principal financial officer, principal accounting officer, and others involved in the preparation of the Company’s financial reports. These guidelines are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by the Company, and compliance with laws, rules and regulations concerning this periodic reporting. A copy of the Code is available on the “Investor

Resources” page of our website at http://www.commsystems.com/ under “Corporate Governance” and is also available, without charge, by writing to the Company’s Corporate Secretary at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

Contacting the Board of Directors

          Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual director at Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual director, as appropriate, depending on the facts and circumstances described in the communication received. By way of example, a complaint regarding accounting, internal accounting controls or auditing matters would be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

PROPOSAL 1 - ELECTION OF DIRECTORS

          The size and structure of the Board of Directors presently consists of seven director positions, divided into three classes, with each class of directors serving staggered three-year terms. Upon the recommendation of the Governance and Nominating Committee, the Board of Directors has nominated and recommends that the Company’s shareholders elect, Edwin C. Freeman, Luella G. Goldberg and Randall D. Sampson, each of whom currently serves as a director, for three-year terms expiring in 2014. The Board of Directors believes that each nominee will be able to serve as a director. Should a nominee be unable to serve, however, the persons named in the proxies have advised the Company that they would vote for the election of such substitute nominee as the Governance and Nominating Committee may recommend and the Board of Directors may propose.

          The following table sets forth information regarding the nominees named above and other directors filling unexpired terms, including information regarding their principal occupations currently and for the preceding five years.

Directors Proposed for Election for Terms Expiring in 2014

Edwin C. Freeman (55)

EDWIN C. FREEMAN has been a Director of CSI since 1988. He is currently a member of the Audit Committee, serving as its Chair, and is our Audit Committee’s financial expert as that term is defined under the rules of the Securities and Exchange Commission. He is also a member of our Finance Committee and our Compensation Committee. Mr. Freeman currently serves as the Vice President and Chief Financial Officer of Bro-Tex Co., Inc. (paper and cloth wiper products, and carpet recycling) and has held other management positions in both operations and finance since joining Bro-Tex in March 1992. After receiving his MBA from the Harvard Business School in 1981, and before joining Bro-Tex, Mr. Freeman held positions in investment banking and strategic planning. Mr. Freeman brings strong executive management and financial management skills, as well as an in-depth knowledge of manufacturing processes similar to those used at CSI’s production facilities. In addition, the Board benefits from Mr. Freeman’s deep understanding of our business and our products that he has acquired during twenty years of service on our Board.

Luella G. Goldberg (74)

LUELLA G. GOLDBERG has been a Director of CSI since 1997 and currently serves as a member of our Governance and Nominating Committee serving as its Chair, our Audit Committee and our Public Responsibility Committee. She also is a member of the Board of TCF Financial Corporation (1988 to Present) and is a member of the Board of Overseers of the University of Minnesota’s Carlson School of Management (1979 to Present), in addition to currently serving on boards of several other educational and non-profit organizations. Over the past 35 years Ms. Goldberg has served on the boards of a number of corporations, including the following public companies: Hormel Foods Corporation (1993 to 2009), the Supervisory Board of ING Group based in Amsterdam, Netherlands (2001 to 2008) and which acquired ReliaStar Financial

Corporation in 2001 (where she served as a director from 1976 to 2000). She also was a Trustee of University of Minnesota Foundation from 1975-2008 and its Chair from 1996 to 1998. She also served as a trustee of Wellesley College (1978 to 1996) and was its Acting President from July to October 1993. Along with a number of other honors and awards that have recognized her achievements, in 2001 Ms. Goldberg received the Twin Cities Business Monthly’s Lifetime Achievement Award as Outstanding Director. Because of her vast experience serving as a director of a myriad of significant for-profit, educational and philanthropic organizations, Ms Goldberg brings special expertise in governance, as well as deep experience from a board perspective in addressing many of the wide variety of issues that the Company regularly faces.

Randall D. Sampson (53)

RANDALL D. SAMPSON has been a director since 1999. He currently serves a member of our Finance Committee, serving as its Chair, and is also a member of our Audit Committee, our Compensation Committee, and our Public Responsibility Committee. Mr. R.D. Sampson is the President and Chief Executive Officer, as well as a member of the Board, of Canterbury Park Holding Corporation (CPHC), positions he has held since 1994. CPHC is a public company based in Shakopee Minnesota which, led by R.D. Sampson, re-launched a failed pari-mutuel race track and stimulated the revival of Minnesota’s horse breeding and training industries. As a result, under his leadership, the Canterbury Park Racetrack has become a unique, family-friendly venue for live horse races and other entertainment, as well as pari-mutuel and card club wagering. Before becoming one of the three co-founders of CPHC in 1994, and after graduating from college with a degree in accounting, Mr. Sampson worked for five years in the audit department of a large public accounting firm where he earned his CPA certification, subsequently gained experience as a controller of a private company, served as a chief financial officer of a public company and managed Sampson family interests in horse breeding and training. The challenging nature of Canterbury Park’s business has demanded from its CEO an entrepreneurial mindset, attention to expense control, continuous innovation in marketing, and attention to the needs of customers, which, along with other qualities, Mr. R.D. Sampson uniquely brings to the governance responsibilities of the CSI Board.

Directors Serving Terms Expiring in 2012

Jeffrey K. Berg (69)

JEFFREY K. BERG is President and Chief Executive Officer of the Company and has been a director since June 2007 when he was appointed CEO. Mr. Berg also Chairs the Public Responsibility Committee, and serves as a member of the Executive Committee and the Finance Committee. Mr. Berg joined CSI in 1989 and was appointed as President of CSI’s Suttle subsidiary in 1992. Mr. Berg was named President of the Company in 2000, became CSI’s Chief Operating Officer in 2002, and was appointed Chief Executive Officer in 2007. Before joining CSI, Mr. Berg was employed by AT&T from 1962 to 1989 where he was assigned management responsibility over various areas related to the production of AT&T’s telecommunications products and equipment. At AT&T he gained experience in supervising manufacturing, quality control, human resources and IT elements of ATT’s telecommunications business, and also gained experience in product divestitures and plant relocations. After joining CSI and until being appointed Chief Operating Officer, Mr. Berg’s experience has been a mix of supervising manufacturing and providing leadership in sales and marketing. Mr. Berg brings to the Board a keen understanding of the telecommunications and data communications, extensive sales and marketing experience, personal relationships with key customers and demonstrated executive leadership abilities. Additionally, Mr. Berg’s role as our Chief Executive Officer gives him unique insights into our challenges, opportunities and operations.

Roger H.D. Lacey (60)

ROGER H.D. LACEY has been a director since 2008 and currently is a member of our Compensation Committee and Governance and Nominating Committee. Mr. Lacey was named Senior Vice President, Strategy and Corporate Development at 3M Corporation in 2010, and from 2000 to 2009 was 3M’s Vice President, Corporate Strategy and Market Development. Mr. Lacey’s career with 3M began in 1975, and from 1989 to 2000 he was assigned to 3M’s Telecom Division, holding various positions including Division Vice President. He has also served as the General Manager of 3M’s UK based Electro-Telecommunications Division. Mr. Lacey is currently a member of the Strategy Board based in Washington D.C., a member of The Conference Board -- Counsel of Strategic Planning Executives and a board member of Abbott Northwestern Hospital Foundation and University of St. Thomas Business School, both located in Minneapolis, Minnesota. Also, Mr. Lacey was a founding member of the Innovation Lab at MIT. In addition, as part of these duties for 3M, Mr. Lacey has also served on boards in China, Japan, Germany and Spain. Mr. Lacey brings a unique perspective that combines familiarity with opportunities and challenges presented in telecommunications and data communications markets around the world and deep experience in how strategic planning can be used to evaluate competing opportunities and optimize the use of a company’s resources.

Directors Serving Terms Expiring in 2013

Gerald D. Pint (75)

GERALD D. PINT has been a director of CSI since 1997. He is currently a member of the Compensation Committee, serving as its Chair, and is also a member of our Governance and Nominating Committee and our Executive Committee. Since 1993, Mr. Pint has provided telecommunications consulting services and served on the boards of three public companies: Hector Communications Corporation (2003 to 2006), Norstan Corporation (1982 to 1997) and Inventronix (1994 to 2004). From 1959 to 1993, Mr. Pint was employed by 3M Corporation and held various sales and management positions at 3M business units that were engaged in manufacturing and selling electronic and telecommunications products. In particular, from 1976 to 1982, Mr. Pint served as the Division Vice President of 3M’s Telecom Products Division, and from 1982 until his retirement in 1993 he served as Group Vice President of 3M’s Electro Telcom Group. Mr. Pint’s background in and understanding of production and sales of telecommunications and electronics products, as well as his executive level management experience, derived from a 34-year career at 3M Corporation, provide a valuable perspective in the Board’s governance of CSI’s telecommunications and data communications related businesses.

Curtis A. Sampson (77)

MR. CURTIS A. SAMPSON founded the Company in 1969 and has been a director since its inception. He currently serves as Chair of CSI’s Board, and is also a member of the Board’s Executive Committee and Finance Committee. He is also a director of Canterbury Park Holding Corporation, a public company engaged in pari-mutuel and card club wagering, and Solix, a process outsourcing firm focusing on government and commercial markets. He is also a trustee of Viterbo University in LaCrosse, Wisconsin and a member of the Emeritus Board of Overseers of the University of Minnesota’s Carlson School of Management. Recently he co-founded a development stage medical products company. Mr. Sampson was CSI’s Chief Executive Officer from 1969 to June 2007, when he retired from full time executive responsibilities. While CEO, in addition to providing leadership to CSI’s operations, Mr. Sampson managed numerous acquisitions and divestitures, including spin offs of two internally developed business units that were subsequently sold in transactions generating an aggregate of approximately $200 million in cash for their shareholders. Over the course of his career, Mr. Sampson has also served on other non-profit boards, telephone industry association boards and private company boards, including service as a director of the following public companies: Hector Communications (2003 to 2006), Nature Vision, Inc. (2001 to 2009) and North American Communications Corporation (1986 to 1988). The distinctive perspective Mr. C.A. Sampson brings to the Board is his knowledge, gained over 40 years leading the Company, of CSI’s business, operations, markets, vendors, customers and employees in combination with his experience in business acquisitions and divestitures, perspective gained from serving on other boards and extensive executive management experience.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Summary Ownership Table

          The following table sets forth sets forth certain information with respect to the Company’s Common Stock beneficially owned by: (i) each person known by the Company to own of record or beneficially 5% or more of the Company’s Common Stock, (ii) each director, (iii) each Named Executive Officer listed under “Executive Compensation and Other Information,” and (iv) all officers and directors of the Company as a group, in each case based upon information available as of March 24, 2011 (unless otherwise noted), and all shares subject to options reflect options that may be exercised with 60 days of March 24, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Curtis A. Sampson †	1,645,016	(1)	19.5%

Dimensional Fund Advisors LP Palisades West Building One 6300 Bee Cover Road Austin, TX 78746	579,351	(2)	6.9%

Jeffrey K. Berg †	558,741	(3)	6.6%

John C. Ortman 1506 17th Street Lawrenceville, IL 62439	543,350		6.4%

Ira Albert 1304 SW 160th Avenue, Suite 209 Fort Lauderdale, FL 33326	519,151	(4)	6.1%

Putnam, LLC One Post Office Square Boston, MA 02109	497,856	(5)	5.9%

Mario J. Gabelli One Corporate Center Rye, New York 10580	480,737	(6)	5.7%

Edwin C. Freeman†	41,367	(7)	*

Luella D. Goldberg†	36,400	(8)	*

Roger H.D. Lacey†	6,000	(9)	*

Gary D. Pint†	31,000	(10)	*

Randall D. Sampson†	90,824	(11)	1.1%*

David T. McGraw†	8,454	(12)	*

William Schultz †	5,389	(13)	*

All directors and executive officers as a group (12 persons)	1,916,108	(14)	22.5%

*	Indicates less than one percent ownership.
†	A Director or a Named Executive Officer of the Company.
1.

Includes 1,067,279 shares owned by Mr. Curtis A. Sampson directly, 7,000 shares held indirectly in an irrevocable trust for Mr. Sampson’s children and grandchildren, 16,323 shares owned by his spouse, as to which beneficial ownership is disclaimed, 5,724 shares held by the Sampson Family Foundation, a charitable foundation of which Mr. Sampson is the sole trustee and as to which he disclaims beneficial interest, 9,000 shares that may be purchased pursuant to outstanding stock options, and 539,690 shares owned by the Communications Systems, Inc. Employee Stock Ownership Plan (“CSI ESOP”) of which Mr. Sampson is a Trustee. Mr. Sampson disclaims any beneficial ownership of shares owned by the CSI ESOP in excess of the 42,559 shares allocated to his CSI ESOP account as of December 31, 2010.

2.

The aggregate number of shares held by Dimensional Fund Advisors LP (“Dimensional”) is owned by four investment companies and certain other commingled group trusts and separate accounts. Dimensional possesses investment and/or voting power over the securities as reported on the most recent Schedule 13G filed with the Securities and Exchange Commission on February 11, 2011.

3.

Includes 19,051 shares owned by Mr. Berg directly, 539,690 shares owned by the CSI ESOP, of which Mr. Berg is a Trustee. Mr. Berg disclaims any beneficial ownership of the shares owned by the CSI ESOP in excess of the 22,331 shares allocated to his CSI ESOP account as of December 31, 2010.

4.

The aggregate number of shares listed above includes shares owned by Albert Investment Associates, L.P., shares owned by Ira Albert personally, and shares owned by accounts over which Ira Albert has discretionary voting and dispositive authority, as reported on the most recent Schedule 13D/A filed with the Securities and Exchange Commission on September 17, 2008.

5.

The aggregate number of shares listed above are held by Putnam, LLC and Putnam Advisory Company, LLC, a wholly-owned subsidiary of Putnam, LLC, as reported on the most recent Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2003.

6.

The aggregate number of shares listed above includes shares owned by Gabelli Funds, LLC, by GAMCO Asset Management, Inc., by Teton Advisors, Inc. and by Mario J. Gabelli. Mario J. Gabelli is deemed to have beneficial ownership of the securities owned by each of the foregoing persons according to the most recent Schedule 13D filed with the Securities and Exchange Commission on March 6, 2009.

7.

Includes 12,267 shares owned by Mr. Freeman directly, 2,100 shares owned by his spouse, as to which Mr. Freeman disclaims beneficial ownership, and 27,000 shares that may be purchased pursuant to currently exercisable stock options.

8.	Includes 6,400 shares owned directly by Ms Goldberg, and 30,000 shares that may be purchased pursuant to currently exercisable stock options.
9.	Includes 6,000 shares that may be purchased by Mr. Lacey pursuant to currently exercisable stock options.
10.	Includes 1,000 shares owned directly by Mr. Pint and 30,000 shares that may be purchased pursuant to currently exercisable stock options.
11.

Includes 32,524 shares owned by Mr. Randall Sampson directly, 28,300 shares owned by his children, and 30,000 shares that may be purchased pursuant to currently exercisable stock options. Mr. Randall D. Sampson is the son of Mr. Curtis A. Sampson.

12.	Includes 2,931 shares owned by Mr. McGraw directly and 5,523 shares allocated to his CSI ESOP account.
13.	Consists of 435 shares owed by Mr. Schultz directly and 4,954 shares allocated to his CSI ESOP account.
14.

Includes 1,184,971 shares owned by officers and directors as a group directly, 53,723 shares held by their respective spouses and children, 5,724 shares held by the Sampson Family Foundation, a charitable foundation of which Mr. Sampson is the sole trustee, 132,000 shares that may be purchased by directors and officers within sixty days of March 24, 2011 pursuant to outstanding stock options, and 539,690 shares owned by the CSI ESOP. Messrs. Curtis A. Sampson and Jeffrey K. Berg serve as Trustees of the CSI ESOP; Messrs. Berg and C. Sampson disclaim beneficial ownership of the shares held by the CSI ESOP, except for shares allocated to their respective accounts.

Section 16(a) Beneficial Ownership Reporting Compliance

          The Company’ officers, directors and beneficial holders of 10% or more of the Company’s securities are required to file reports of their beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. According to the Company’s records, all reports required to be filed during this period pursuant to Section 16(a) were timely filed, except that Mr. Curtis A. Sampson was late in reporting a gift of 3,800 shares he made in December 2010.

Performance Evaluation

          The following graph presents, at the end of each of the Company’s last five fiscal years, the cumulative total return on the common stock of the Company as compared to the cumulative total return reported for the NASDAQ (U.S.), and the NASDAQ Telecommunications Index. Company information and each index assume the investment of $100 on the last business day before January 1, 2005 and the reinvestment of all dividends.

Comparison of Five-Year Cumulative Total Return

Company or Index	2005	2006	2007	2008	2009	2010
Communications Systems, Inc.	$100.000	$104.770	$89.450	$107.454	$75.039	$126.135
NASDAQ US	100.000	102.135	112.187	121.681	58.639	84.282
NASDAQ TELCOM	100.000	95.037	124.968	111.157	63.868	95.770

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Role of the Compensation Committee and the Board

          A primary responsibility of the Compensation Committee appointed by the Company’s Board of Directors is to review and approve or recommend for Board approval, compensation and other terms of employment of the Company’s Chief Executive Officer, other executive officers and other key employees. The Compensation Committee carries out its responsibilities pursuant to a written charter adopted by the Board. The Compensation Committee’s charter is available on the Company’s website, www.commsystems.com, by following the “Investor Resources” link to the “Corporate Governance” link under which there is a link to “Committee Composition and Committee Charters.”

          The charter of the Compensation Committee requires that the Committee consist of no fewer than two board members who are not employees of or consultants to the Company and otherwise independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. The charter also requires that the Company’s Board of Directors annually determine that each member of the Compensation Committee is:

•	“independent” as defined by NASDAQ;

•	a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, and

•	an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.

          Under its charter, the Compensation Committee has the authority to retain, at the Company’s expense, such independent counsel or other advisers as it deems necessary to carry out its responsibilities. Additional information regarding the primary responsibilities of the Compensation Committee and its current members is provided above under the caption “Corporate Governance and Board Matters – the Board, Board Committees and Meetings.”

          The Board retains the authority to modify compensation strategy and policies as it determines in its discretion, to give final approval to the compensation and other terms of employment of the Company’s Chief Executive Officer and Chief Financial Officer based upon the recommendation of the Compensation Committee, and to review and adopt, or modify the recommendation of, the Compensation Committee regarding the compensation of other Named Executive Officers, as well as other executives of the Company or its subsidiaries. Two of the four directors serving on the Compensation Committee also serve on the Board’s Governance and Nominating Committee, which also reviews the performance of the Company’s Chief Executive Officer, so that these individuals have the benefit of the Governance and Nominating Committee’s evaluation in setting the Chief Executive Officer’s compensation.

          In recommending to the Board the compensation of the Named Executive Officers and other executives, the Compensation Committee solicits the advice and recommendations from the Company’s CEO, CFO and Vice President of Human Resources regarding compensation to be paid to executives other than themselves. However, no executive officer of the Company has final authority with respect to determining the amount or form of compensation paid to any Named Executive Officer, other key executives or non-employee directors, and the determination of compensation paid to the Named Executive Officers, other key executives and to non-employee directors is entirely the responsibility of the Compensation Committee and the Board of Directors as described above. In determining or recommending to the full Board compensation payable to the Named Executive Officers and other key executives, the Compensation Committee also uses executive compensation surveys as one point of reference, along with others, in making a judgment as to whether cash compensation paid by the Company is competitive with compensation paid by companies of a similar size and in comparable industries. In addition, in connection with determining compensation of the Named Executive Officers and other key executives in 2010, the Compensation Committee was advised by W. J. Flynn & Associates, an independent consulting firm engaged on the recommendation of management, and by Pearl Meyer & Partners, a national compensation consulting firm that was engaged directly by the Committee without receiving any recommendation from management regarding such engagement.

Compensation Philosophy and Overview of Executive Officer Compensation

The Company’s philosophy with respect to the compensation of the Company’s executive officers is based upon the following objectives:

•	Align compensation with shareholder interests;

•	Reward both annual and sustainable long-term performance;

•	Provide pay opportunities comparable with companies with which the Company competes for management talent; and

•	Maintain internally fair and equitable compensation levels and practices.

2010 Executive Officer Compensation

Total compensation paid to executive officers in 2010 consisted of the following material elements:

•	Base salary,

•	Eligibility for bonus compensation under the Company’s Short-term Incentive Compensation Plan,

•	Eligibility for long-term incentive compensation in cash and equity under the Company’s Performance Unit Incentive Plan discussed below, and

•	Contributions to CSI’s Employee Stock Ownership Plan and matching contributions to CSI’s 401(k) Plan.

Further information regarding each of these elements is discussed in the paragraphs that immediately follow.

Base Salaries

          Base salaries of the Company’s executive officers are generally established by reference to average base salaries paid to executives in similar positions with similar responsibilities. Base salaries are reviewed annually in December of each year and adjustments are made effective as of January 1 of the following year. In addition to seeking to offer base compensation that is competitive, the Compensation Committee considers both measurable financial factors, as well as subjective judgments regarding factors such as development and execution of strategic plans, changes in areas of responsibility, potential for assuming greater responsibility and the development and management of employees. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions.

Short-Term Incentive Plan

          Following each year, the Company pays cash awards (“bonuses”) based on parameters set at the beginning of each year. These bonuses are intended to provide executive officers with an opportunity to receive additional cash compensation, but only if justified by superior financial performance. In 2010, the performance measures used to determine bonuses for each executive officer were

•	revenues (weighted 25%),

•	profits (weighted 65%),

•	average age of receivables (weighted 5%), and

•	target inventory levels (weighted 5%).

          The bonuses paid to those officers leading the entire enterprise, rather than a specific business unit, including the Company’s Chief Executive Officer, and Chief Financial Officer (the “Corporate Officers”), were determined based on applying these performance measures to the Company’s consolidated performance. The bonus paid to each business unit leader was based on that respective business unit’s performance under each of these performance measures. The potential target amount of an executive officer’s bonus if the target performance measure is achieved is a percentage of base pay ranging from 25% to 70%. As discussed below, smaller bonuses may be paid, however, for performance that exceeds defined thresholds below target performance, and bonuses larger than the target bonus amount may be paid if actual performance exceeds target performance measures.

          Prior to the beginning of each year, the Committee establishes quarterly and annual target bonus opportunities for executive officers and key employees, based on the Company’s budget, and also establishes targets for revenue, profit, average age of receivables and inventory levels. One-half of each executive officer’s bonus is generally determined based upon how well actual quarterly results of the entire enterprise or the business unit, as applicable, in the four areas being measured compare to the quarterly targets for these performance measures, and one-half of each executive officer’s bonus is determined based upon how well twelve-month results of the entire enterprise or the business unit, as applicable, in the four areas being measured compare to the annual targets for these performance measures. Accordingly, at the end of each of the four quarters, the Company compares quarterly results to targets under each of the four performance measures described above and determines bonuses as follows:

•	for Corporate Officers, a bonus is paid with respect to a performance measure if quarterly performance on a consolidated basis is at least 60% of the target for that performance measure, and

•	for business unit leaders, a bonus is paid with respect to a performance measure if quarterly performance of the business unit is at least 80% of the target for that performance measure.

Similarly, following the end of the year, twelve-month results are evaluated in comparison to annual targets under each of the four performance measures described above and bonuses are determined as follows:

•	for Corporate Officers, a bonus is paid with respect to a performance measure if annual performance on a consolidated basis is at least 60% of the annual target for that performance measure, and

•	for business unit leaders, a bonus is paid with respect to a performance measure if annual performance of the business unit is at least 80% of the target for that performance measure.

          The bonus plan may be changed, suspended, or terminated at any time in the discretion of the Board of Directors.

Long-Term Incentive Compensation or PUP Plan

          The Company also offers Named Executive Officers and other senior management (“Participants”) the opportunity to earn cash awards and stock grants for long term performance under its Performance Unit Incentive Plan (“PUP Plan”). Under the terms of the PUP Plan currently in effect, at the beginning of every even numbered year, the Company establishes a new, four-year period in which long term financial performance is measured (“Performance Period”). The two Performance Periods most recently established by the Committee are 2008 – 2011 and 2010 – 2013. For each Performance Period, (i) performance measures and related goals denominated as Threshold, Target and Maximum are established for the Company and each of its business units, and (ii) each Participant is assigned a “Target Opportunity” to earn incentive compensation (expressed in dollars) based on the level of his or her responsibility within the Company or a Company business unit. Following the end of each Performance Period, if the performance of the Company during the Performance Period in relation to the performance measures is at or above the Threshold, Participants are paid incentive compensation less than, equal to or greater than their respective Target Opportunity commensurate with the Company’s performance against performance goals along the Threshold-Target-Maximum continuum.

          For reasons discussed below under “Modifications to Executive Compensation Effective in 2011,” the Company’s approach to setting performance measures and goals for the 2010 – 2013 Performance Period was somewhat different than the 2008 – 2011 period and, therefore, each Performance Period explained separately.

2008 – 2011 Performance Period

          For the four year period beginning January 1, 2008, three separate performance measures were selected: (i) return on total assets, (ii) operating income growth and (iii) revenue growth, and Threshold, Target and Maximum and performance goals were established for each performance measure both at the Company level and for each business unit. In the case of the return on assets and operating income growth measures, the performance measures were established as annual targets, while the revenue growth goals were set as four-year, cumulative targets. As a result, achievement against the performance goals for return on assets and operating income growth is calculated for each of the four years within the Performance Period, while achievement against the revenue growth goals is only calculated as of the end of the four-year period.

          The amounts earned by Participants under the 2008 – 2011 Performance Period are calculated based on separate assessments of actual performance against goals at the Company level, business unit level, or both and weighting given to each. Actual performance compared to return on assets goals was assigned a 50% weight, while actual performance compared to the operating income growth goals and revenue growth goals were each assigned a 25% weight. The total amount earned by each Participant represents the sum of three amounts: (i) for the return on assets measure, the amount of the Participant’s Target Opportunity is multiplied by 50% and this amount is then increased or decreased proportionate to Company or business unit performance along the Threshold-Target-Maximum continuum; (ii) for the operating income growth measure, the amount of the Participant’s Target Opportunity multiplied by 25% and this amount is then increased or decreased proportionate to Company business unit performance along the Threshold-Target-Maximum continuum; and (iii) for the revenue growth measure, the amount of the Participant’s Target Opportunity multiplied by 25% and this amount is then increased or decreased proportionate to Company or business unit performance along the Threshold-Target-Maximum continuum.

          Incentive compensation earned for the 2008 – 2011 Performance period will be paid entirely in cash after completion of the audit of 2011 financial results. Participants that resign before the termination of this performance period are not entitled to be paid any cash compensation.

2010 – 2013 Performance Period

          As discussed below under “Modifications to Executive Compensation Effective in 2011,” the Company is transitioning to a new approach to determining and paying long term incentive compensation. Under this new approach long term incentive compensation will be measured based on performance over three year, rather than four year Performance Periods As a result, the Board determined the 2010 – 2013 Performance Period would be divided into a 2010 stand-alone year and a three year period (2011 to 2013).

          For the 2010 stand-alone year, two performance measures were selected, return on assets and revenue growth, and performance goals for the one-year period were assigned to each. The amounts earned by Participants for this one-year period have been calculated based on a separate assessment of Company performance against goals set for each measure and a 50% weighting given to each. The total amount earned by each Participant represents the sum of: (i) 50% of the Participant’s Target Opportunity increased or decreased proportionate to Company performance against performance goals along the Threshold-Target-Maximum continuum for the return on assets measure (assuming the Threshold is exceeded); and (ii) 50% of the Participant’s Target Opportunity increased or decreased proportionate to Company performance against performance goals along the Threshold-Target-Maximum continuum for the revenue growth measure (assuming the Threshold is exceeded). While incentive compensation earned for this one-year period has now been determined, it will not be paid until 2014 when incentive compensation earned for the 2011 to 2013 period is known. At that time, 100% of the amount earned (expressed in dollars) will be divided in half and 50% of this amount will be paid in cash and the remaining 50% paid in shares of common stock valued at $15.09 per share that were authorized as deferred stock grants under the Stock Plan. See “Proposal 3- Approval of the Communication Systems, Inc. 2011 Executive Compensation Plan – Recent Equity Awards.”

          The 2011 to 2013 period under the 2010 – 2013 Performance Period represents the first three year period in which the Company will measure long term performance by establishing a new three year Performance Period every year rather than starting a new four year Performance Period every other year. Under this approach, the Company will make annual, long-term incentive compensation awards that will cover and measure cumulative results over three-year periods. For the 2011 to 2013 period, the two performance measures are consolidated pre-tax return on assets over the three-year period and consolidated cumulative revenue over the three years. Following 2013, the Compensation Committee will assess actual performance against goals established and pay incentive compensation earned 50% in cash and 50% in stock based on a share price of $15.09 per share pursuant to deferred stock grants made March 28, 2011. See “Proposal 3 – Approval of the Communications Systems, Inc. 2011 Executive Compensation Plan – Recent Equity Awards.”

Retirement Plans; Other Compensation

          The Company has established an Employee Stock Ownership Plan and Trust (“ESOP”) and Savings Plan and Trust (“401(k) Plan”). Executive officers, including the Named Executive Officers, participate in the ESOP and 401(k) Plan on the same basis as all other employees of the Company. Under the ESOP, the Company makes contributions on an annual basis to the ESOP to enable it to purchase a block of Company Stock which is then generally allocated to all eligible employees based on their compensation as a percentage of total payroll. Over the last several years this contribution has represented approximately 3% of payroll. Under the 401(k) Plan, the Company matches 50% of each employee’s contribution to the 401(k) Plan up to the first 6% the employee may contribute as a percentage of his or her compensation.

          The Company does not offer forms of compensation other than those described above. In particular the Company does not provide for personal benefits or perquisites (“perks”) as a significant element of compensation of the Named Executive Officers, in particular, or employees of the Company generally.

Modifications to Executive Compensation Effective in 2011

          In May 2010 the Company’s Board of Directors, led by its Compensation Committee, began an approximately ten-month process evaluating the Company’s approach to incentive compensation for executive officers, business unit leaders and other key employees to determine whether it is in line with “best practices” for public companies, whether compensation being paid was competitive, and whether changes to compensation of executives should be made to better align the interests of the Named Executive Officers and other senior management with the interests of the Company’s shareholders. To assist in this evaluation, in August 2010 the Company engaged Pearl Meyer & Partners (PM&P), a national compensation consulting firm.

          From August through November 2010, PM&P evaluated the Company’s approach to executive compensation in years immediately preceding 2010, as well as 2010 base salaries and 2010 short-term and long-term incentive compensation opportunities. Based on this assessment, PM&P advised the Compensation Committee and the Board that while base salaries and annual bonus opportunities were generally in line with the median paid by companies of comparable size, its long-term incentive compensation opportunities were well below other companies of comparable size and did not place sufficient emphasis on using stock options and stock grants to pay long-term incentive compensation. From this point of reference, PMP made a number of recommendations to the Compensation Committee and the Board in November and December 2010, including the following:

•

Use both national survey data and a comparator group of approximately 20 publicly traded companies of similar size and scope to provide information about the market in which the Company competes for talent;

•	Position both base salaries and target incentive compensation opportunities at the median of the competitive market;

•	Provide a mix of pay opportunities consistent with practices in the market;

•

Pay short-term incentive compensation primarily in cash and pay long-term incentive compensation primarily in stock options and stock awards earned during and paid at the end of long-term performance periods; and,

•	Introduce stock ownership guidelines in conjunction with increased emphasis on stock ownership.

          Beginning in December 2010, the Compensation Committee and the Board have taken the following actions to implement the PM&P recommendations:

•

First, the Company’s Performance Unit Plan has been amended to permit payment of long-term incentive compensation earned in shares of company stock, and in accordance with this amendment, the Board determined that 50% of the amounts earned during the 2010-2013 performance period would be paid in stock.

•

Second, the Board selected a group of approximately 20 companies of similar size and scope to provide a comparator group for assessing the Company’s market position in compensation levels and practices.

•	Third, annual incentive compensation performance goals and award calibration have been refined to require higher levels of performance before any bonus is earned.

•

Fourth, long-term incentive compensation has been modified so that beginning in 2011, long-term incentive compensation opportunities will be granted every year for three-year periods with performance measured over the course of the entire three-year period.

•

Fifth, the Company has added stock option grants as an additional element of long-term incentive compensation in order to make up the gap between the total amount of its long-term incentive compensation as compared to the market median.

•

Sixth, the Board adopted the proposed new 2011 Executive Incentive Compensation Plan to replace existing plans under which equity awards have been made to officers, key employees and directors as a more comprehensive framework for providing long-term incentive compensation opportunities paid in cash and various forms of equity that incorporates best practices in plan design and comports with recent changes in federal tax and securities laws.

•

Finally, the Board adopted stock ownership guidelines for officers and key employees that require all executives to make progress towards owning stock equal to at least one times their base compensation.

SUMMARY EXECUTIVE COMPENSATION TABLE

          The following table presents information regarding compensation earned in 2010, 2009 and 2008 for services in all capacities by (i) the Company’s Chief Executive Officer, and (ii) the two other most highly compensated executive officers of the Company in 2010 (together referred to as the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($) (3)	Total ($)
Jeffrey K. Berg,	2010	385,000	78,096	590,474	11,412	1,064,982
President and Chief	2009	371,423	0	475,521	14,656	861,600
Executive Officer	2008	347,769	0	543,489	13,443	904,701
David T. McGraw	2010	239,630	26,214	255,264	11,574	532,682
Chief Financial Officer	2009	230,885	0	201,562	14,202	446,649
	2008	221,808	0	224,315	13,631	459,754
William G. Schultz	2010	201,842	19,731	203,175	11,783	436,531
Executive Vice President of	2009	178,685	0	146,385	14,832	339,902
Operations	2008	164,304	0	182,600	12,446	359,350

(1)

Represents stock awards under the Company’s Long-Term Incentive Compensation Plan. The values expressed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and Item 402(r)(2)(iv) of Regulation S-K, using the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. The stock awards earned by Mssrs. Berg, McGraw and Schultz in 2010 reflect one-half of the amount earned under the 2010 stand-alone year under the 2010-2013 Performance Period under the Long Term Incentive Compensation Plan.

(2)

Represents amounts earned in 2010, 2009 and 2008 under the Company’s (i) Short-Term Incentive Compensation and (ii) Long-Term Incentive Compensation Plan described above for services performed in those years and accrued in the Company’s 2010, 2009 and 2008 financial statements. Mr Berg’s earnings under the Short-Term Incentive Plan were $362,743 in 2010, $285,369 in 2009, and $261,124 in 2008, while his earnings under the Long-Term Incentive Plan were $227,730 in 2010 (exclusive of the $78,096 stock award), $190,152 in 2009 and $282,365 in 2008. Mr McGraw’s earnings under the Short-Term Incentive Plan were $177,670 in 2010, $139,379 in 2009, and $130,831 in 2008, while his earnings under the Long-Term Incentive Plan were $77,594 in 2010 (exclusive of the $26,214 stock award), $62,183 in 2009 and $93,848 in 2008. Mr Schultz’s earnings under the Short-Term Incentive Plan were $146,707 in 2010, $95,465 in 2009, and $107,082 in 2008, while his earnings under the Long-Term Incentive Plan were $56,468 in 2010 (exclusive of the $19,731 stock award), $50,920 in 2009 and $75,518 in 2008.

(3)	See Other Compensation table below.

Other Compensation

The following table sets forth the elements of “Other Compensation.”

Name	Year	Contributions to Defined Contribution Plan(a)($)	Non-Elective Contributions to CSI Defined Contribution Plan(b)($)	Total($)
Jeffrey K. Berg	2010	6,923	4,489	11,412
	2009	7,258	7,398	14,656
	2008	6,543	6,900	13,443
David T. McGraw	2010	7,085	4,489	11,574
	2009	7,258	6,944	14,202
	2008	6,543	7,088	13,631
William Schultz	2010	7,294	4,489	11,783
	2009	7,258	7,574	14,832
	2008	6,543	5,903	12,446

(a)	Represents the contribution for the Named Executive Officer to the Company’s Employee Stock Ownership Plan and Trust.
(b)	Represents the Company match of Named Executive Officer’s contribution to the CSI’s 401(k) Plan.

Outstanding Equity Awards at Fiscal Year-End

          None of the Named Executive Officers were granted any options in 2010 and none of these executives had any outstanding options at December 31, 2010. No stock options or other equity awards were granted to the Named Executive Officers, or other employees generally, from January 1, 2005 to December 31, 2010.

DIRECTOR COMPENSATION

          Each non-employee member of the Board of Directors is currently paid a monthly fee of $1,000 plus $1,400 for each Board meeting attended and $1,200 for each Board Committee meeting attended in person and $500 for each Board or committee meeting attended by phone. In addition, the chairs of each of the standing committees of the Board (Ms. Goldberg; Messrs. Freeman, Pint and R. D. Sampson) receive an annual fee of $1,000, and Messrs. Freeman, Pint and C.A. Sampson, each receive a monthly retainer of $250 for serving on the Board’s Executive Committee.

          Under the Company’s Stock Option Plan for Non-Employee Directors (the “Director Plan”), new non-employee directors receive an option to purchase 3,000 shares of the Company’s Common Stock upon their election to the Board, and, on the date of the Company’s annual shareholders meeting, each non-employee director standing for election or for re-election or continuing in office receives an option to purchase 3,000 shares of the Company’s Common Stock. All such options granted to non-employee directors vest six months after the date of grant and are exercisable over a ten-year period. The purchase price of the shares of Common Stock that may be acquired upon exercise of these options is the fair market value of Common Stock on the date the options are granted. Jeffery K. Berg, the Company’s Chief Executive Officer, receives no additional compensation for his service on the Board.

          The Company is proposing the adoption of a new compensation plan that will cover awards of equity to directors. See, “Proposal 3 – Approval of the Communication Systems, Inc. 2011 Executive Incentive Compensation Plan.” If the 2011 Executive Incentive Compensation Plan discussed below is approval by

Shareholders at the May 11, 2011 annual meeting of shareholders, no further grants will be made under the Company’s Director Plan

          The following table presents for 2010, the cash and other compensation paid by us to each of the Company’s Board members other than Mr. Berg, whose compensation is reported in the Summary Executive Compensation Table above.

Name	Fees Earned (1)	Option Awards($)(2)	Total ($)

Edwin C. Freeman	44,100	6,516	50,616

Luella G. Goldberg	30,300	6,516	36,816

Roger H. D. Lacey	32,400	6,516	38,916

Gerald D. Pint	35,500	6,516	42,016

Curtis A. Sampson (3)	158,700	6,516	165,216

Randall D. Sampson	38,000	6,516	44,516

(1)	Represents cash retainer and meeting fees as described above.
(2)

Values expressed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and Item 402(r)(2)(iv) of Regulation S-K, using the assumptions discussed in Note 1, “Summary of Accounting Policies,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2010.

(3)

Mr. Curtis A. Sampson is the former Chief Executive Officer of the Company, and the table includes cash compensation of $130,000 he received for consulting services provided in 2010. The agreement regarding consulting services by Mr. Sampson became effective on May 18, 2008, and expires in May 2011. During 2010, Mr. Sampson consulted with the Company’s CEO, and on occasion with other officers and directors, on a wide variety of matters, including the Company’s investment strategy, overall Company strategic planning and specific acquisition opportunities, the Company’s oversea operations and its foreign subsidiaries, internal controls and internal audit matters, and succession planning. Mr. Sampson also supported ongoing activities of the Compensation Committee, Finance Committee, and Governance and Nominating Committee.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

          Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates have been the Company’s independent registered public accounting firm since 1982. The Board of Directors, upon recommendation of the Audit Committee, is requesting shareholder ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2011. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

Independent Registered Public Accounting Firm Fees and Services

          The following is a summary of the fees billed to the Company by the Deloitte & Touche LLP for professional services rendered for the fiscal years ended December 31, 2010 and December 31, 2009. The Audit Committee considered and discussed with the Deloitte & Touche LLP the provision of non-audit services to the Company and the compatibility of providing such services with maintaining its independence as the Company’s auditor.

Fee Category	2010	2009
Audit Fees	$333,000	$341,000
Audit-Related Fees	46,000	79,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$379,000	$420,000

          Audit Fees. This category consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in our quarterly reports.

          Audit-Related Fees. This category consists of fees billed for assurance and related services, such as the Company’s employee benefit plan audits that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not otherwise reported under “Audit Fees.”

          Tax Fees. This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions. Since August of 2008, these services have been provided to the Company by RSM McGladrey.

Audit Committee Pre-approval Policies and Procedures

          In addition to approving the engagement of the independent registered public accounting firm to audit the Company’s consolidated financial statements, it is the policy of the Committee to approve all use of the Company’s independent registered public accounting firm for non-audit services prior to any such engagement. To minimize relationships that could appear to impair the objectivity of the independent registered public accounting firm, it is the policy of the Committee to restrict the non-audit services that may be provided to the Company by the Company’s independent registered public accounting firm primarily to tax services and merger and acquisition due diligence and integration services and any other services that can clearly be designated as “non-audit” services, as defined by regulation.

Vote Required

          The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock voting at the meeting in person or by proxy is required for approval.

Board Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR 2011 FISCAL YEAR

PROPOSAL 3 –APPROVAL OF THE COMMUNICATIONS SYSTEMS, INC.
2011 EXECUTIVE INCENTIVE COMPENSATION PLAN

          On March 28, 2011, our Board adopted the Communications Systems, Inc. 2011 Executive Incentive Compensation Plan (the “2011 Plan”) effective April 1, 2011, subject to shareholder approval. A copy of the 2011 Plan is attached to this proxy statement as Appendix A. The 2011 Plan authorizes incentive awards to officers, key employees and non-employee directors in the form of options (incentive and non-qualified), stock appreciation rights, restricted stock, restricted stock units, performance stock, performance stock units, performance cash units, and other awards in stock and/or cash. Up to 1,000,000 shares of our Common Stock may be issued pursuant to Incentive Awards under the 2011 Plan.

          Since 1992 we have issued common stock to officers, key employees and non-employee directors pursuant to stock options and other awards under our Stock Plan and our Stock Option Plan For Non-Employee Director (the “Prior Equity Plans”). If the 2011 Plan is approved, the Prior Equity Plans will be amended to prohibit any future awards and approximately 998,500 shares of our Common Stock otherwise available for issuance pursuant to awards under the Prior Equity Plans will be forfeited for use under either plan, as well as any shares or the right to exercise options to acquire shares that fail to vest or are forfeited under awards currently outstanding under the Prior Equity Plans.

Purpose of the 2011 Plan

          The purpose of the 2011 Plan is to attract and retain talented and experienced people, closely link employee compensation with performance realized by or benefitting shareholders, and reward annual and long-term results with incentive compensation. If approved, the 2011 Plan will permit us to grant incentive awards to current and new employees, including officers, service providers and our directors.

          The 2011 Plan has been adopted by the Board and is proposed to the shareholders for approval as part of a number of initiatives discussed above under “Executive Compensation and Related Information – Modifications to Executive Compensation Effective in 2011.” Among these initiatives is a substantially increased emphasis on paying incentive compensation to management in various forms of equity or rights to purchase equity. See “Recent Equity Awards” below. The 2011 Plan has been adopted to replace the Prior Equity Plans because it provides a more comprehensive framework for providing long-term incentive compensation opportunities in various forms of equity, because it will incorporate best practices in plan design and because it will comport with recent changes in federal tax and securities laws.

Key Terms of the 2011 Plan

          Below is a summary of the key terms of the 2011 Plan, which is qualified in its entirety by reference to the text of the 2011 Plan attached as Appendix A.

Key Plan Features	Description
Effective Date of 2011 Plan	•	April 1, 2011, subject to shareholder approval

•

If the 2011 Plan is not approved by our shareholders within 12 months of approval by our Board, the 2011 Plan will be terminated and any incentive awards granted under the 2011 Plan will likewise be terminated

Duration of Plan	•

Incentive Awards may be made until the earlier of (i) June 30, 2018, or (ii) the date on which all shares reserved under the 2011 Plan have been issued or are no longer available for use under the 2011 Plan

Eligible Participants	•	Our employees or employees of any of our subsidiaries in key management and technical positions

	•	Non-employee members of the Board

	•	Key service providers to us or any of our subsidiaries

Total Shares Authorized and Share Counting	•	1,000,000 shares of Common Stock for all types of incentive awards

	•	Shares available under the 2011 Plan are reduced by one share for each share that may be issued under a stock option

•

Shares available under the 2011 Plan are reduced by one share for each share of our Common Stock that is issued or may be issued under awards of restricted stock, performance stock, performance stock units or similar incentive awards

	•	Shares available under the 2011 Plan are reduced by the aggregate shares exercised pursuant to a stock settled stock appreciation right (rather than the number of shares issued upon exercise)

•

Shares withheld by us for taxes, shares tendered to us to pay the exercise price of an option, and shares re-acquired by us with amounts received from exercise of an option will not be added back to the 2011 Plan

	•	Shares available under the 2011 Plan will not be reduced for incentive awards settled in cash

Individual Share Limits	•	Up to 1,000,000 shares for all incentive stock options (“ISOs”)

	•	Up to 50,000 shares per year for all incentive awards granted to non- employee Directors

	•	Up to 60,000 shares per person per year under all incentive awards

	•	Up to an additional 10,000 shares for incentive awards to a newly hired

Key Plan Features	Description
key employee

Types of Incentive Awards	•	ISOs and non-qualified stock options (“NQSOs”) with an exercise period no longer than ten years

	•	Restricted stock and restricted stock units

	•	Stock appreciation rights

	•	Performance stock units and performance cash units, which will only result in the issuance of shares or payment of cash upon achievement of performance criteria specified by the incentive award

	•	Other awards in stock or cash, or a combination of both, including awards that vest or are paid upon achievement of performance criteria

•

Annual restricted stock awards or NQSOs to non-employee directors elected or re-elected at our annual shareholder meeting and to those directors serving unexpired terms, which awards will vest after one year and may be subject, after vesting, to restrictions on resale imposed by the Board

Vesting and Exercise	•	Determined by the Compensation Committee based on service (time vesting) or upon achievement of performance targets (performance vesting), or both

	•	All non-performance based incentive awards that are not assumed or substituted will vest upon a change in control

•

Objective financial or business based performance criteria in the 2011 Plan, if it is approved by shareholders, will permit full deductibility of executive officer awards as performance based compensation under Code Section 162(m) up to $1,000,000 in cash and 60,000 shares per person per fiscal year.

Claw-Back Feature	•

We must require our named executive officers to disgorge compensation received, including incentive or equity based compensation awarded under the 2011 Plan, in certain circumstances. Examples of these circumstances include misconduct leading to non-compliance with the financial reporting requirements under federal securities laws or restatements of our financial information

Permissible Features	•	We may specify that incentive awards are subject to reduction, cancellation, forfeiture or recoupment under certain circumstances

	•	We may hold restricted stock and restricted stock units until restrictions lapse

	•	Dividends or cash equivalent to dividends may be paid at the time stock is issued under incentive awards or at a later date

Key Plan Features	Description
	•	Previously acquired shares may be used to pay for options

Features Not Permitted	•	Increase the maximum number of shares authorized that may be issued or any of the other limits stated in the 2011 Plan without shareholder approval

	•	Extend the term of the 2011 Plan without shareholder approval

	•	Re-price stock options or stock appreciation rights

	•	Re-grant shares tendered to exercise a stock option or pay taxes related to the exercise of a stock option or stock appreciation right or payment of an incentive award

Who is Eligible for Incentive Awards

          Our employees who hold key management and technical positions with us or any subsidiary, the non-employee members of our Board and key service providers are eligible to receive incentive awards under the 2011 Plan. The Compensation Committee will determine which employees and other eligible persons will be awarded incentive awards under the 2011 Plan. The 2011 Plan also authorizes a grant of restricted stock or NQSOs (or both) at each annual shareholders meeting to each non-employee Board member elected or re-elected at such meeting and to each other non-employee director who continues to serve under an unexpired term.

          Currently, the Company has six non-employee Board members and approximately thirty-five employees that are eligible to be designated by the Compensation Committee as key management and technical employees. To date, no key service providers have been designated as eligible to receive incentive awards.

          Subject to the limits in the 2011 Plan, the Compensation Committee has the discretionary authority to determine the size of the award, the type of award, and if it will be tied to meeting performance-based requirements or will vest over time. For named executive officers, performance-based requirements for vesting in an award may be designed to comply with Section 162(m) of the Internal Revenue Code to permit us to deduct the value of the award for income tax purposes.

          The Compensation Committee currently intends to make both annual incentive compensation awards and long-term incentive compensation awards pursuant to the 2011 Plan. Opportunities to earn annual incentive compensation will typically be in the form of incentive awards providing for the payment of cash based upon achievement in relation to specified performance criteria. Opportunities to earn long-term incentive compensation are expected to be offered in the form of stock option grants, as well as performance stock units and performance cash units, which will only result in the delivery of shares or payment of cash if specified performance criteria are achieved. The Compensation Committee currently anticipates that beginning in 2012, it will, for the next several years, grant incentive awards in each fiscal year pursuant to the 2011 Plan that provide for the issuance of a maximum of approximately 175,000 shares of Common Stock. See “Recent Equity Awards” below regarding stock option awards and deferred stock grants under the Company’s Stock Plan in March 2011 and “Incentive Awards for Directors” below.

Types of Incentive Awards that are Authorized

The types of awards that may be made under the 2011 Plan are as follows:

•

Incentive stock options and non-qualified stock options: the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, which may not be more than ten years from the date of grant, unless earlier terminated upon certain events, such as for cause. The exercise price may be paid in cash or in previously owned shares or by other means permitted by the Compensation Committee. The exercise price of stock options granted under the 2011 Plan may not be less than the fair market value of our Common Stock on the date of grant. No option may be repurchased or exchanged for a lower priced option.

•

Stock appreciation rights: a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment based on the fair market value at time of grant, but which pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both. Stock appreciation rights may not be granted at a purchase price less than the fair market value of our Common Stock on the date of grant, and may be exercised by the holder during the term of the stock appreciation right, which may not be more than ten years from the date of grant unless earlier terminated upon certain events, such as for cause.

•

Restricted stock and restricted stock units: awards of stock that do not require purchase, but that are not immediately available to the recipient until certain restrictions lapse, either based on time or upon achievement of performance criteria. Restricted units may vest earlier than the date the shares are actually paid in exchange for the units, which may result in a deferral of income. The holder of restricted stock is entitled to vote those shares. The Compensation Committee may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends. Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights.

•

Performance Stock, Performance Stock Units and Performance Cash Units: awards that provide for issuing restricted or unrestricted stock or paying cash, only if actual performance satisfies performance based criteria specified in the incentive award.

•

Other awards: additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock will provide a meaningful incentive.

Incentive Awards for Directors

          For members of the Company’s Board of Directors who are not employees, the 2011 Plan authorizes an automatic grant to each director elected or re-elected at each annual shareholders’ meeting and to each director continuing in office for at least one additional year of either (i) a discretionary number of shares of restricted stock or (ii) NQSOs covering a discretionary number of shares, or both. Such grants will vest after one year, if the recipient continues to serve as a director for at least one year, and will be subject to resale restrictions of at least one additional year.

          In connection with approving the 2011 Plan, the Board approved a grant of restricted stock to each non-employee director that will be made immediately following the May 19, 2011 Annual Meeting. See “New Plan Benefits” below. While permitted under the 2011 Plan, the Board of Directors does not expect to grant NQSOs at the time of each annual shareholders’ meeting for the foreseeable future, but the ability to issue NQSOs to directors has been included in the terms of the 2011 Plan to provide flexibility with respect to the mix of compensation to be paid to directors during the term of the 2011 Plan.

          If shareholders approve the 2011 Plan, no stock option grant will be made to directors under the Stock Option Plan for Non-Employee Directors, discussed above, following the May 19, 2011 Annual Shareholders Meeting, or at any time thereafter, and this plan will be amended to prohibit further option grants.

          The Board may from time to time grant additional awards to some or all of the Board as it deems appropriate based upon substantial additional services being provided by directors in addition to services they customarily provide as directors.

Performance Goals and Deductibility of Incentive Awards under Code Section 162(m)

          Section 162(m) of the Internal Revenue Code of 1986 (“Code”) limits the Company’s federal income tax deduction of compensation in excess of $1 million per individual paid to the Company’s Chief Executive Officer and its three highest paid executive officers, excluding the Chief Financial Officer. Compensation that is performance-based within the requirements of Code Section 162(m) and is approved by the Company’s shareholders will not be subject to the deduction limit. The 2011 Plan will authorize the Compensation Committee (the “Committee”) to make incentive awards, including performance stock, performance stock units, performance cash units and other cash awards, to the Chief Executive Officer and the three highest paid executive officers subject to Code Section 162(m), based on the achievement of pre-established objective financial and business performance criteria (“Performance Goal”) that meet the requirements of Code Section 162(m). Therefore, if approved by the shareholders and assuming the other procedural requirements of Code Section 162(m) are met, the 2011 Plan will permit the Company to fully deduct any incentive awards, whether in cash or stock, to those officers subject to Code Section 162(m).

          The present members of the Compensation Committee are deemed to be outside directors of the Company, as defined under Code Section 162(m). In addition, each member of the Compensation Committee is independent under the NASDAQ listing standards. The Compensation Committee retains exclusive authority to determine the Performance Goals and incentive awards under the 2011 Plan to the Chief Executive Officer and the three executive officers subject to Code Section 162(m), but the Committee may delegate to the Chief Executive Officer the authority to determine bonuses awarded to other executives. The Committee may also set performance criteria that do not meet the definition of Performance Goals and grant incentive awards to any senior executive, including those subject to Code Section 162(m), that do not comply with the requirements of Code Section 162(m).

          With respect to each executive subject to Code Section 162(m):

•

The Compensation Committee will establish the Performance Goals for the fiscal year or other period (“Performance Period”) from among the following categories, either on an absolute basis, rate basis, or a comparative basis with other companies considered by the Compensation Committee to be a peer of the Company or other benchmark: share price, total shareholder return; earnings per share (basic or diluted), earnings (before or after interest, taxes, depreciation, or amortization, or any combination thereof); net income, operating income; corporate performance indicators, gross or net sales, gross or net revenues, growth in sales, revenues, income or earnings; ratios, such as expenses or market share; return on equity or assets; cash flow; inventory, receivables and working capital. In setting the Performance Goals, the Compensation Committee may take into account or exclude the impact of certain events, for example, acquisitions, divestitures or changes in accounting practices.

•

Not later than 90 days after the beginning of the fiscal year, the Compensation Committee will, with respect to each type of incentive award: (i) establish the Performance Goals by which the financial and business performance of the Company and its divisions will be measured and establish the Performance Period over which the Performance Goals will be measured; (ii) determine each executive’s incentive award based on the attainment of the Performance Goals for the Performance Period, up to the maximum of 60,000 shares per person per fiscal year and up to a maximum of $1,000,000 in cash per person per fiscal year; and (iv) determine the date or dates each incentive award will be issued or paid if and when attained.

•

Incentive awards earned in the prior fiscal year will be paid or issued within 90 days after the end of the Company’s fiscal year and only after the Compensation Committee certifies that the relevant Performance Goals established at the beginning of the Performance Period have been met. The Compensation Committee has the right to reduce the amount of any award even if the Performance Goals have been attained.

The Compensation Committee will seek shareholder approval of any amendment determined to require shareholder approval or to be advisable under the regulations of the Internal Revenue Service or other applicable laws or regulations.

Adjustments to Incentive Awards for Corporate Transactions

          In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of our Common Stock or similar event effecting our stock, the Compensation Committee may in its discretion adjust the number and kind of shares granted under the 2011 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights, and to adjust restricted stock, restricted stock units, performance stock and performance share units and other awards.

Effect on Termination of Employment on Incentive Awards

          Subject to certain exceptions requiring earlier termination, stock options will expire and cannot be exercised 90 days after the termination of a participant’s employment, except that the exercise period following termination upon death, disability or retirement is one year. Prior to that time, only options that have become exercisable under their terms, based on either service based or performance based vesting, may be exercised. The Compensation Committee may, at any time after making an incentive award, vest part or all of the unvested options as it deems appropriate. Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement. The Compensation Committee may also accelerate vesting at any time after the restricted stock incentive is awarded.

          For options and restricted stock, restricted stock units, performance stock, performance stock units and performance cash units, the Compensation Committee may elect not to accelerate those incentive awards that would otherwise vest only upon achievement of performance criteria upon termination of employment, if those targets have not been achieved, or the performance period has not expired at the time of termination of employment.

Effect of a Change in Control on Incentive Awards

          Stock options become fully exercisable and restricted stock and restricted stock units automatically become fully vested upon the occurrence of a change in control as defined in the 2011 Plan, except that awards based on performance criteria where the performance period has not yet closed at the time of a change in control will not automatically accelerate. The Compensation Committee may require options or stock appreciation rights be exercised prior to the change in control, may pay cash or other securities to cancel awards in connection with the change in control, or may provide for the successor to substitute its stock for outstanding awards.

Transferability of Incentive Awards

          Stock options, restricted stock, restricted stock units, performance stock, and performance cash units and performance stock units, as well as other awards under the 2011 Plan that are vested at the time of the death of the participant, are transferable only by the terms of a participant’s will or by applicable state laws. Restricted stock, restricted stock units, performance stock, performance cash units and performance stock units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance targets have been achieved and the Shares have been issued.

Administration

          The Compensation Committee will administer the 2011 Plan. The Compensation Committee will select the employees to be granted awards, determine the number of shares covered by each award, and establish the other terms and conditions consistent with the limitations contained in the 2011 Plan. The Compensation Committee may also interpret the 2011 Plan, may establish and amend terms of existing stock incentive awards, except that if the participant is adversely affected by the amendment, the participant must also consent. The Board may also exercise any of the powers granted to the Compensation Committee or appoint another committee to administer the 2011 Plan. The Compensation Committee may delegate to one or more executive officers all or part of its responsibilities to make awards, other than the authority to make awards to named executive officers or directors.

Amendments to the 2011 Plan

          The Compensation Committee may amend or suspend the 2011 Plan at any time (without the approval of the shareholders), except that any amendment in one or more of the following categories will not be permitted:

•	To increase the total number of shares authorized for issuance under the 2011 Plan, or change any other limit on various types of awards;

•	To permit the re-pricing of outstanding stock options; or

•	To amend the maximum shares that may be granted as awards to any participant.

Tax Consequences of Incentive Awards to Participants and the Company

          Options. Stock option grants under the 2011 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422, as amended, or as non-qualified stock options, which are governed by Internal Revenue Code Section 83, as amended. Generally, no federal income tax is payable by the participant upon the grant of an incentive stock option and no deduction is taken by us. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the participant; rather, the participant is taxed only at the time of sale of the shares received upon exercise. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the participant will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, we are not entitled to a deduction for the amount of the capital gains.

          Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed at ordinary income rates on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the participant would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the participant held the stock after exercise. When the option is exercised, the Company will be entitled to a corresponding tax deduction.

          Restricted and Performance Stock and Units. Awards of restricted stock and restricted stock units, performance stock and performance units under the 2011 Plan generally are not subject to federal income tax when awarded, unless the participant properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse and performance stock is taxed at the time the performance targets are met. Restricted stock units, performance stock units and performance cash units are generally subject to ordinary tax at the time of payment, even if vested earlier. The Company is entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted or performance stock or units or performance cash units.

Recent Equity Awards

          From January 1, 2005 through February 2011, the Company did not make any awards to the Named Executive Officers or to other employees of the Company of common stock or rights to purchase common stock, either under its Stock Plan or otherwise. For reasons discussed above under “Executive Compensation and Related Information – Modifications to Executive Compensation effective in 2011,” the Board has determined to substantially increase its emphasis on paying incentive compensation through various forms of equity as well as in cash. To implement this increased emphasis on paying incentive compensation through various forms of equity, the Board made the following awards in March 2011 under the Company’s existing Stock Plan to the named executive officers and six other executives. First, on March 4, 2011 the Board awarded incentive stock options under the Stock Plan covering the issuance of 89,610 shares. Second, on March 28, 2011, the Board determined that 50% of payments of long term incentive compensation earned in 2010 by the named executive officers and the other executives under the Company’s PUP Plan would be paid in grants of deferred stock authorized under the Stock Plan; and, based on achievement in relation to performance measures applicable to 2010, a total of 12,961 shares will be paid in 2014 under this deferred stock grant. Also, on March 28, 2011, the Board granted deferred stock awards of up to 11,618 shares to the named executive officers and other executives that will be earned under the

Company’s Short-Term Incentive Compensation Plan if 2011 actual revenue growth equals or exceeds 120% of target for 2011. Finally, for the three year period 2011 – 2013, under the Company’s PUP Plan, up to 47,870 shares of common stock may be issued to the named executive officers and other executives in 2014 pursuant to deferred stock awards under the Stock Plan, if performance over this 3 year period equals or exceeds 200% of Target performance goals.

New Plan Benefits

          Other than the grant of restricted stock to directors approved on March 28, 2011 described above and further discussed below, no benefits or amounts have been granted, awarded or received under the 2011 Plan. Because the number or size of the awards that a participant may receive under the 2011 Plan is at the discretion of the Compensation Committee, it is not possible to determine the benefits that will be received by participants if the 2011 Plan were to be approved by the shareholders. Please see the above description regarding the 2011 Plan’s limitations on the size of awards that may be granted to individual participants.

          On March 28, 2011, the Compensation Committee and the Board determined that subject to shareholder approval of the 2011 Plan each non-employee director elected or re-elected at this Annual Meeting or continuing in office under an unexpired term will receive a restricted stock award with the number of shares (rounded to the next whole share) equal to $40,000 divided by the closing price of our Common Stock on May 19, 2011. The restricted stock award will vest after one year, and be subject to restrictions on resale for one additional year. By comparison, under the Company’s Option Plan for Non-Employee Directors, each non-employee director received an award of options under the Company’s Stock Option Plan for Non-Employee Directors following the Annual Meeting of Shareholders held on May 18, 2010 that covered 3,000 shares.

          Accordingly, if shareholder approval is received with respect to Proposal 3 and if elected or re-elected at this Annual Meeting or if they continue to serve an unexpired term, non-employee directors Edwin C. Freeman, Luella Gross Goldberg, Roger H. D. Lacey, Gerald D. Pint, Curtis A. Sampson, and Randall Lee Sampson will receive the award of restricted stock described above. If shareholder approval is not received with respect to Proposal 3, no restricted shares described in the previous paragraph will be available or issued to non-employee directors in connection with this Annual Meeting.

Registration with the Securities and Exchange Commission

          If the 2011 Plan is approved by our shareholders, we intend to file a registration statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1933, as amended, covering the 1,000,000 shares issuable under the 2011 Plan.

Board Voting Recommendation

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE 2011 EXECUTIVE INCENTIVE COMPENSATION PLAN.

PROPOSAL 4 –APPROVAL OF AMENDMENTS TO THE COMMUNICATIONS SYSTEMS, INC.
EMPLOYEE STOCK PURCHASE PLAN.

Introduction

          The shareholders of the Company originally approved the Communications Systems, Inc. 1990 Employee Stock Purchase Plan (the “Purchase Plan”) on May 15, 1990. The purpose of the Purchase Plan is to encourage stock ownership by all eligible employees of the Company and, by virtue of such ownership, to provide further incentive to employees to continue their employment, improve operations, increase profits and contribute more significantly to the Company’s success. The Purchase Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”).

          In general, the Purchase Plan provides that eligible employees of the Company and certain of its subsidiaries, including any officer of the Company, may elect to withhold up to 10% of their base pay during defined periods of time established by the Committee (each a “Phase”) for the purchase of shares of the Company’s common stock. Prior to the beginning of each Phase employees elect how much will be withheld and, following the end of each Phase, the amount withheld is used to purchase stock at a discount from the fair market value of the common stock at the conclusion of the Phase. Currently the Purchase Plan is being carried out in successive three month Phases, commencing on the first day of each calendar quarter, and the Purchase Plan currently enables employees to purchase shares at a discount of 5% from the fair market value of the common stock at the end of each Phase.

Proposed Amendments to the Purchase Plan

          On March 28, 2011, the Company’s Board of Directors approved a number of amendments to the Purchase Plan. These amendments are effective April 1, 2011 subject to shareholder approval of these amendments at the May 19, 2011 Annual Shareholders’ Meeting.

          Along with other initiatives discussed above under “Executive Compensation and Related Information – Modifications to Executive Compensation Effective in 2011,” the Board believes the Purchase Plan should be amended to add features that would enable the Committee to better encourage long term stock ownership by all employees of the Company. To this end the Board has amended the Purchase Plan to grant discretionary authority to the Compensation Committee so that it can offer employees the opportunity to purchase shares at the end of a Phase at a discount from fair market value greater than the 5% discount currently authorized in the Purchase Plan. The Purchase Plan as amended by the Board permits the Compensation Committee to offer employees the opportunity to purchase shares at a discount of up to 15% from the fair market value of the common stock at the end of a Phase, which is the maximum discount permitted by the Internal Revenue Code and applicable regulations, for favorable tax treatment of shares purchased under the Purchase Plan. In addition, the Purchase Plan has been amended to grant the Committee discretion to impose restrictions on the re-sale of shares purchased.

          If shareholder approval is obtained, the Committee will initially authorize that shares purchased under the Purchase Plan may be acquired at a 10% discount from fair market value at the end of each Phase rather than the current 5% discount. The Committee will monitor stock purchases under the Purchase Plan and may increase or decrease the discount from fair market value in its discretion, and may impose restrictions on re-sale of purchased shares, having in mind the goal to encourage long-term stock ownership. If shareholder approval is not obtained, all of the amendments will be effective except that the Committee will not be given discretionary authority to offer a discount from fair market value that is greater than the 5% discount currently authorized.

          As discussed below, the Board has also adopted other amendments to incorporate features that reflect best practices in plan administration and to conform the Purchase Plan to certain tax law regulatory changes.

Shares Currently Authorized for Issuance under the Purchase Plan

          The Purchase Plan approved in 1990 originally authorized the issuance of 100,000 shares of common stock pursuant to options granted pursuant to its terms. The number of shares authorized for issuance was increased to the current maximum of 500,000 shares pursuant to approvals at annual shareholder meetings in 1995, 1998, 2002 and 2009 of amendments providing for successive 100,000 share increases in the number of authorized shares. At the end of 2010, pursuant to options granted under the Purchase Plan, the Company has issued 423,279 of the 500,000 authorized shares.

Description of the Purchase Plan, as Amended

          The following is a brief summary of the Purchase Plan and the principal changes made by amendments approved by the Board in addition to the amendments described above. This summary is qualified in its entirety by reference to the full text of the Purchase Plan, as amended, which appears as Appendix B to this Proxy Statement.

          The Purchase Plan is administered by a Committee consisting of not less than three members who are appointed by the Board of Directors. Each member of such Committee must be a director, officer or an employee of the Company. Currently, the Purchase Plan is administered by the Compensation Committee.

          The Purchase Plan is intended to be a “qualified” plan under Section 423 of the Internal Revenue Code. Under the Internal Revenue Code, as amended to date, no income will result to a grantee of an option upon the granting or exercise of an option, and no deduction will be allowed to the Company. The gain, if any, resulting from a disposition of the shares received by a Participant, will be reported according to the provisions of Section 423, Internal Revenue Code of 1954, as amended, and will be taxed in part as ordinary income and in part as capital gain.

          Eligible employees may voluntarily elect to participate in the Purchase Plan by completing a payroll deduction authorization form provided by the Company and delivering it to the Company or its designated representative prior to the commencement date of any Phase of the Purchase Plan. Payroll deductions are limited to 10% of a Participant’s base pay for the term of that Phase of the Purchase Plan. Under the proposed amendments to the Purchase Plan, the minimum authorized payroll deduction will be increased to $10 per payroll period.

          A Participant who is employed by the Company as of the commencement date of a Phase of the Purchase Plan will be granted an option as of such date to purchase a number of full shares of Company common stock to be determined by dividing (i) the total amount to be credited to that Participant’s account through payroll contributions by (ii) the option price, subject to certain limitations outlined in the Purchase Plan. Under the proposed amendments to the Purchase Plan, prior to the commencement of a Phase of the Purchase Plan, the Committee will, in its discretion, determine the discount to be applied in establishing the option price for shares of common stock to be purchased at the end of that Phase. The option price will be a percentage of the fair market value of such shares at the end of the Phase, which will not be less than 85% of such fair market value (a 15% discount). The Committee also has the discretion to impose restrictions on the resale of purchased shares if it decides that this better promotes long-term ownership.

          A Participant’s option for the purchase of shares is exercised automatically on the last day of the Phase of the Purchase Plan, unless a Participant gives written notice to the Company prior to such date as to an election not to exercise. A Participant may, at any time prior to the Termination Date of a Phase of the Purchase Plan, give written notice to the Company that he or she does not wish to continue to participate in the Purchase Plan. Upon receipt of such notice, all payroll deductions credited to the Participant’s account will be returned to the participant and no further payroll deductions will be made during that Phase of the Purchase Plan. Under the proposed amendments to the Purchase Plan, all payroll deductions credited to the Participant’s account after March 31, 2011 because he or she discontinued participation will be refunded without interest.

          Any employee, including an officer of the Company, who, at least one day prior to the commencement date of a Phase of the Purchase Plan, is customarily employed by the Company for more than 15 hours per week, will be eligible to participate in the Purchase Plan. Under the proposed amendments to the Purchase Plan, for any Phase of the Purchase Plan, the Company may also choose to further exclude one or more of the following categories of employees, so long as the exclusions are applied in an identical manner:

•	Employees employed less than two years

•	Employees whose customary employment is 20 hours or less per week

•	Employees whose customary employment is not more than five months a calendar year

•	Highly compensated employees (as defined in Code Reg. § 1.423-2(e))

•	Employees employed by a Subsidiary that does not adopt the Purchase Plan with the consent of the Company

•

Employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) if the grant of the option is prohibited under the laws of such foreign jurisdiction, or if the compliance with the laws of the foreign jurisdiction would cause this Purchase Plan to violate Code Section 423 and the regulations promulgated thereunder.

          The Committee or the Board may amend the Purchase Price from time to time, except that shareholder approval is required for certain material changes, such as increasing the number of shares available for purchase under the Purchase Plan or increasing the percentage of base pay that may be used to purchase shares to an amount greater than the 10% currently specified in the Purchase Plan.

          The Board of Directors deems it prudent to adopt the proposed amendments to comply with certain tax law regulatory changes and follow best practices in administration of the Purchase Plan.

Vote Required

          The affirmative vote of a majority of the outstanding shares of the Company’s common stock voting at the meeting in person or by proxy is required for approval of the proposed amendments to the Purchase Plan.

Board Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDED PURCHASE PLAN IN THE FORM ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT.

AUDIT COMMITTEE REPORT

          The Audit Committee of the Board of Directors is responsible for independent, objective oversight of the Company’s financial accounting and reporting by overseeing the system of internal controls established by management and monitoring the participation of management and the independent registered public accounting firm in the financial reporting process.

          The Audit Committee held five meetings in fiscal year 2010. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

          During the meetings, the Audit Committee reviewed and discussed the Company’s financial statements with management and Deloitte & Touche LLP. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Deloitte & Touche LLP also included the matters required by Statement on Auditing Standards (“SAS”) No. 61 (Communication with Audit Committees), as amended by SAS 89 and 90 (Audit Committee Communications).

          Deloitte & Touche LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and this information was discussed with The Deloitte & Touche, LLP.

          Based on the discussions with management and Deloitte & Touche LLP, the Audit Committee’s review of the representations of management and the report of the Deloitte & Touche, LLP, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company’s Board of Directors

Edwin C. Freeman (Chair)     Luella Gross Goldberg     Randall D. Sampson

The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

OTHER INFORMATION

Directions to Company’s Offices

          If you plan to attend our 2011 Annual Meeting of Shareholders, the following directions may be used from beginning at Interstate 94 as is passes through downtown Minneapolis: (1) From westbound Interstate 94 take the exit to merge onto Interstate 394 West for 5.7 miles; (2) Exit onto Highway 169 South for 6.5 miles; (3) Exit onto Highway 62 West for 1.0 mile; (4) Take the first right exit for Shady Oak Road and turn right onto Shady Oak Road; (5) Take the first immediate right into the OPUS Business Park and onto Red Circle Drive; (6) Bear right at the fork. Communications Systems, Inc. will be the first building on your left.

Contacting the Board of Directors

          Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual Director at: Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual Director, as appropriate, depending on the facts and circumstances outlined in the communication received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

Shareholder Proposals for 2012 Annual Meeting

          The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the Company, to present proposals for shareholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission’s proxy rules. The next annual meeting of the shareholders of Communications Systems, Inc. is expected to be held on or about May 17, 2012 and proxy materials in connection with that meeting are expected to be mailed on or about April 10, 2012. Shareholder proposals prepared in accordance with the Commission’s proxy rules to be included in the Company’s Proxy Statement must be received at the Company’s corporate office, 10900 Red Circle Drive, Minnetonka, Minnesota 55343, Attention: President, by December 15, 2011, in order to be considered for inclusion in the Board of Directors’ Proxy Statement and proxy card for the 2012 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

          The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

          Properly Brought Business. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder’s intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company’s Bylaws, which are available for inspection by shareholders at the Company’s principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company’s Bylaws.

          Shareholder Nominations. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company’s Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

Other Matters; Annual Report on Form 10-K

          Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

          The Company is providing a copy of its Annual Report on Form 10-K for fiscal 2010, as filed with the Securities and Exchange Commission, in connection with paper and electronic deliveries of this Proxy Statement, and it is also available at www.ematerials.com/jcs. Shareholders may also receive, without charge, a copy of the Company’s Annual Report on Form 10-K for fiscal 2010, as filed with the Securities and Exchange Commission, by writing to Secretary, Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

By Order of the Board of Directors,

David T. McGraw
Secretary

APPENDIX A

COMMUNICATIONS SYSTEMS, INC.

2011 EXECUTIVE INCENTIVE COMPENSATION PLAN

Plan Term: April 1, 2011 through June 30, 2018

Adopted by the Board of Directors on March 28, 2011

(i)

SECTION 4 EFFECTIVE DATE AND TERM OF PLAN		5

SECTION 5 ADMINISTRATION		6
5.1	GENERAL ADMINISTRATION	6
5.2	AUTHORITY OF THE COMMITTEE	6
5.3	DELEGATION OF AUTHORITY	6
5.4	DECISIONS BINDING	6

SECTION 6 ELIGIBILITY		7

SECTION 7 TERMS AND CONDITIONS OF INCENTIVE AWARDS		7
7.1	ALL INCENTIVE AWARDS	7
7.2	OPTIONS	8
7.3	RESTRICTED STOCK	10
7.4	RESTRICTED STOCK UNITS	10
7.5	STOCK APPRECIATION RIGHTS	11
7.6	PERFORMANCE STOCK, PERFORMANCE CASH UNITS AND PERFORMANCE STOCK UNITS	12
7.7	OTHER AWARDS	12
7.8	NON-EMPLOYEE DIRECTOR RESTRICTED STOCK	13

SECTION 8 SECURITIES REGULATION		13
8.1	LEGALITY OF ISSUANCE	13
8.2	RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS	13
8.3	REGISTRATION OF SHARES	14

SECTION 9 COMPLIANCE WITH THE CODE		14
9.1	DISCRETION IN FORMULATION OF PERFORMANCE CRITERIA	14
9.2	PERFORMANCE PERIODS	14
9.3	MODIFICATIONS TO PERFORMANCE CRITERIA	14
9.4	LIMITATION ON PAYMENT OR EXERCISE	14
9.5	DELAY IN PAYMENT OR EXERCISE FOR SPECIFIED EMPLOYEES	14
9.6	WITHHOLDING	14
9.7	NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF AN ISO	15

SECTION 10 INCENTIVE AWARDS TO PARTICIPANTS OUTSIDE THE US		15

SECTION 11 CHANGE IN CONTROL OF THE COMPANY		15
11.1	CHANGE IN CONTROL	15
11.2	VESTING UPON A CHANGE IN CONTROL	16
11.3	DISPOSITION OF INCENTIVE AWARDS	16
11.4	GENERAL RULE FOR OTHER INCENTIVE AWARDS	17

SECTION 12 AMENDMENT OR TERMINATION		17
12.1	AMENDMENT OF PLAN	17
12.2	TERMINATION OF PLAN	18
12.3	AMENDMENT OF INCENTIVE AWARDS	18

SECTION 13 MISCELLANEOUS		18
13.1	SHAREHOLDER RIGHTS	18
13.2	NO GUARANTEE OF CONTINUED RELATIONSHIP	18
13.3	TRANSFERS & RESTRUCTURINGS	18
13.4	LEAVES OF ABSENCE	19
13.5	GOVERNING LAW/CONSENT TO JURISDICTION	19
13.6	ESCROW OF SHARES	19

(ii)

13.7	NO FRACTIONAL SHARES	19
13.8	FORFEITURE AND RECOUPMENT	19
13.9	SEVERABILITY	20
13.10	NO TRUST OR FUND CREATED	20
13.11	INTERPRETATION	20

(iii)

COMMUNICATIONS SYSTEMS, INC.
2011 EXECUTIVE INCENTIVE COMPENSATION PLAN

SECTION 1
PURPOSE

The purpose of the Plan is to enable Communication Systems, Inc. (the “Company”) and its Subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other stockholders of the Company.

The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Awards to aid the Company in achieving these goals, subject to the approval by the shareholders.

SECTION 2
DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

2.1	BOARD means the Board of Directors of the Company.

2.2

CAUSE means, unless otherwise defined in the Incentive Award Agreement or in a separate agreement with the Participant that governs an Incentive Award granted under this Plan: (a) gross neglect by the Participant in his or her duties to the Company; (b) gross breach by Participant of the Company’s reasonable policies that have been previously communicated to the Participant, including, without limitation, any policy contained in the Company’s Code of Conduct Manual; (c) embezzlement from or theft of property belonging to the Company; (d) conduct that brings the reputation of the Company into disrepute; or (e) the conviction of the Participant by a court of competent jurisdiction of felony criminal conduct; in each case of (a) through (e), regardless of when facts resulting in a finding of Cause are discovered by the Company.

2.3	CODE means the Internal Revenue Code of 1986, as amended and any successor, and regulations promulgated thereunder.

2.4	COMMITTEE means the Compensation Committee of the Board or any other committee designated by the Board to administer the Plan in lieu of the Compensation Committee.

2.5	COMPANY means Communications Systems, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6

DEFERRED COMPENSATION means any Incentive Award under this Plan that provides for the “deferral of compensation” as defined in Treas. Reg. §1.409A-1(b) and that would be subject to the taxes specified in Section 409A(a)(1) of the Code if and to the extent the Incentive Award Agreement does not meet or is not administered and interpreted in compliance with the requirements of Section 409A(a)(2), (3) and (4) of the Code. Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Section 409A of the Code.

2.7

DISABILITY means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

2.8	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and any successor, and regulations and rules promulgated thereunder.

2.9	EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.10

FAIR MARKET VALUE of one Share on any given date shall be determined by the Committee as follows: (a) if the Shares are listed for or admitted for trading on one of more national securities exchanges, the last reported sales price on the principal exchange on the date in question, or if such Shares shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such Shares were so traded; or (b) if the Shares are not listed for or admitted for trading on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for such Shares on the date in question, or if there is no such bid price for such Shares on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Incentive Award that is intended to be exempt from the requirements of Section 409A of the Code, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Section 409A of the Code, which determination shall be final and binding on all parties.

2.11	INCENTIVE AWARD means an ISO, NQSO, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Stock, Performance Performance Cash Unit, Performance Stock Unit or Other Award.

2.12

INCENTIVE AWARD AGREEMENT means a document, agreement, certificate, resolution or other evidence in writing or electronic form approved by the Committee that sets forth the terms and conditions of a Incentive Award granted by the Company or a Subsidiary to a Participant.

2.13

INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.14	ISO (“Incentive Stock Option”) means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Section 422 of the Code.

2.15	KEY EMPLOYEE means any employee of the Company or any Subsidiary holding a key management or technical position as determined by the Committee.

2.16

KEY PERSON means a person, other than a Key Employee, who is (a) a member of the Board; or (b) a service provider providing bona fide services to the Company or any Subsidiary who is eligible to receive Shares that are registered by a Registration Statement on Form S-8 under the the Securities Act of 1933, as amended, as in effect on the date hereof or any registration form(s) under the Securities Act of 1933, as amended, subsequently adopted by the Securities and Exchange Commission.

2.17

NQSO (“Non-Qualified Stock Option”) means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Section 422 of the Code, and includes any ISO that, by subsequent action of the Company or the Participant permitted by the Plan, ceases to be an ISO.

2.18	OTHER AWARD means any Incentive Award granted under Section 7.7.

2.19	OPTION means an ISO or a NQSO.

2.20

OUTSIDE DIRECTOR means a member of the Board who is not an employee and who: (a) is a “non-employee director” under Rule 16b-3 under the Exchange Act, as amended from time to time; (b) is an “outside director” under Section 162(m) of the Code; (c) satisfies the requirements of the principal stock exchange for the Shares relating to the independence of directors or the independence of directors serving on the Compensation Committee of the Board; and (d) satisfies the independence or similar requirement of the Securities and Exchange Commission applicable to directors generally or to directors serving on the Compensation Committee of the Board.

2.21	PARTICIPANT means a Key Person, Key Employee, or any other employee who is designated to receive an Incentive Award under the Plan by the Committee.

2.22	PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code.

2.23

PERFORMANCE CRITERIA means one or more objective or subjective measures pre-established by the Committee and, subject to any minimum or maximum limits, the achievement of which, in whole or in part, will result in the Participant earning or becoming vested in an Incentive Award under this Plan and shall include, but not be limited to, Performance Goals.

2.24

PERFORMANCE GOAL means, unless and until the Board proposes for shareholder vote and shareholders approve a change in the general measures of performance that are set forth in this Section 2.24, the Performance Criteria to be used by the Committee for purposes of making Incentive Awards intended to qualify for the Performance-Based Exception as selected from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments (net cash flows divided by owners equity); (e) earnings before or after taxes, depreciation and/or amortization; (f) revenues and or sales (gross or net); (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, working capital, profit and/or revenue targets; (k) growth measures, such as revenue or sales growth; (l) ratios, such as expenses or market share; (m) inventory; (n) receivables; and/or (o) share price (including, but not limited to, growth measures and total shareholder return). In setting Performance Goals applying these performance measures as determined by the Committee, the Committee may establish goals on an absolute basis, rate basis, as a ratio to another performance measure or relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards, and non-recurring and/or non-ordinary course items, charges or events specified by the Committee, such as write-offs, capital gains and losses, litigation expense and acquisitions and dispositions of businesses.

2.25	PERFORMANCE PERIOD means the period during which Performance Criteria must be attained with respect to an Incentive Award that is performance based, as determined by the Committee.

2.26

PERFORMANCE STOCK means an award of Shares granted to a Participant that is subject to the achievement of Performance Criteria, either as to the delivery of such Shares or the calculation of the number of Shares deliverable as a result of achieving a level of performance with respect to one or more Performance Criteria over a specified Performance Period, or any combination thereof.

2.27

PERFORMANCE CASH UNIT means a contractual right granted to a Participant to receive cash upon achievement of Performance Criteria or a level of performance with respect to one or more Performance Criteria over a specified Performance Period that is paid either at the end of the Performance Period or at a later time.

2.28

PERFORMANCE STOCK UNIT means a contractual right granted to a Participant to receive shares upon achievement of Performance Criteria or a level of performance with respect to one or more Performance Criteria over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.29	PLAN means the Communications Systems, Inc. 2011Executive Incentive Compensation Plan, as it may be further amended from time to time.

2.30	QUALIFYING EVENT means, with respect to a Participant, such Participant’s death, Disability or Retirement.

2.31

RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Incentive Award Agreement.

2.32

RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions of this Plan and the applicable Incentive Award Agreement.

2.33

RETIREMENT means retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 60, or upon an earlier date with the consent of the Committee, and upon such terms and conditions as determined by the Committee.

2.34	SERVICE means services provided to the Company or any Subsidiary as either a Key Employee or a Key Person.

2.35	SHARE means one share of the common stock of the Company.

2.36

SPECIFIED EMPLOYEE means a Participant who is a “key employee” as described in Section 416(i)(1)(A) of the Code, disregarding paragraph (5) thereof. For purposes of determining key employees under Section 416(i)(1)(A) of the Code, the definition of compensation shall be the same as defined in the Company’s Employee Savings Plan and Trust, but excluding any compensation of a Participant whose location is not effectively connected with the conduct of a trade or business within the United States. If a Participant is a key employee at any time during the 12 months ending on each September 30, the Participant is a Specified Employee for the 12 month period commencing on the next January 1. Any such identification of a Specified Employee under this Plan shall apply to all nonqualified deferred compensation plans in which the Specified Employee participates. In the case of certain corporate transactions (a merger, acquisition or spin-off), or in the case of nonresident alien employees, the Company will determine Specified Employees in accordance with Treas. Reg. §1.409A-1(i).

2.37

STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share stated in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.38

SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.39

TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Section 424(d)) of the Code more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3
SHARES SUBJECT TO INCENTIVE AWARD

3.1

AGGREGATE SHARES AUTHORIZED AND LIMITATIONS. The aggregate number of Shares that may be issued under the Plan is One Million (1,000,000) Shares. The aggregate number of Shares described above are subject to adjustment as provided in Section 3.4. Within the aggregate limit specified above and subject to adjustment as provided in Section 3.4:

(a)	No more than One Million (1,000,000) Shares may be used for Incentive Stock Options; and

(b)	No more than Fifty Thousand (50,000) Shares may be used for Incentive Awards to non-employee Directors in any calendar year.

Such Shares shall be reserved, to the extent that the Company deems appropriate, from the Company’s authorized but unissued Shares, and from Shares which have been reacquired by the Company.

3.2

SHARE COUNTING. For purposes of determining the limits described in this Plan, in particular this Section 3, Shares that are issued or may be issued pursuant to an Incentive Award shall be counted as used when the Incentive Award is made. With respect to any Shares covered by an Incentive Award that are not purchased or issued or are forfeited or reacquired by the Company prior to vesting, or if an Incentive Award terminates, or is cancelled without the delivery of any Shares, such Shares shall be added back to the limits described in this Plan and shall again be available for grants of Incentive Awards under the Plan. In addition, the following principles shall apply in determining the number of Shares under any applicable limit:

(a)	Shares tendered or attested to in payment of the Exercise Price of an Option shall not be added back to the applicable limit;

(b)	Shares withheld by the Company to satisfy the tax withholding obligation shall not be added back to the applicable limit;

(c)	Shares that are reacquired by the Company with the amount received upon exercise of an Option shall not be added back to the applicable limit;

(d)	The aggregate Shares exercised pursuant to a Stock Appreciation Right that is settled in Shares shall reduce the applicable limit, rather than the number of Shares actually issued; and

(e)	Any Incentive Award that is settled in cash shall not reduce the applicable limit.

3.3

LIMITATIONS ON INCENTIVE AWARDS. Subject to adjustment pursuant to Section 3.4, no Participant may be granted any Incentive Award covering an aggregate number of Shares in excess of Sixty Thousand (60,000) in any calendar year. Notwithstanding the foregoing, in connection with his or her initial service, a Participant may be granted Incentives Awards covering not more than an additional Ten Thousand (10,000) Shares, which shall not count against the limit set forth in the preceding sentence. The foregoing limits shall be determined by applying the principles of Section 3.2. With respect to any Performance Unit or Other Award that is not denominated in Shares, the maximum amount that a Participant may receive in any calendar year is One Million Dollars ($1,000,000).

3.4

SHARE ADJUSTMENT. Notwithstanding anything in Section 12 to the contrary: (a) the number of Shares reserved under Section 3.1, (b) the limit on the number of Shares that may be granted subject to Incentive Awards during a calendar year to any individual under Section 3.1 and 3.3, (c) the number of Shares subject to certain Incentive Awards granted subject to Section 3.1, and (d) the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner that satisfies the requirements of Code Section 424(a)): (i) the number of Shares reserved under Section 3.1; (ii) the number of Shares subject to certain Incentive Awards subject to Section 3.1; and (iii) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Incentive Awards. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Incentive Awards granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.1 or an increase in any limitation imposed by the Plan.

SECTION 4
EFFECTIVE DATE AND TERM OF PLAN

The effective date of this Plan shall be April 1, 2011, provided, however, that if the Plan is not approved by the shareholders of the Company within 12 months of the approval by the Board, the Plan will be terminated and all Incentive Awards granted under the Plan will be terminated and deemed null and void and further provided that no

Incentive Award shall vest and no Shares may be issued under the Plan prior to approval of the Plan by the shareholders of the Company. No Incentive Award shall be granted under this Plan on or after the earlier of:

(a)	June 30, 2018, or

(b)	the date on which all of the Shares reserved under Section 3 of this Plan have been issued or are no longer available for use under this Plan.

This Plan shall continue in effect thereafter until all outstanding Incentive Awards have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

SECTION 5
ADMINISTRATION

5.1

GENERAL ADMINISTRATION. The Committee shall administer this Plan. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have full power to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan’s administration, and to make all other determinations and take all other actions that may be necessary or advisable for the administration of the Plan. Notwithstanding anything herein to the contrary, the Board may, without further action of the Committee, exercise the powers and duties of the Committee or any delegate under the Plan, unless such exercise would cause any Incentive Award not to comply with the requirements of Section 162(m) of the Code.

5.2

AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to: (a) select Participants in the Plan; (b) determine the types of Incentive Awards for each Participant in a manner consistent with the Plan; (c) determine the number of Shares or the method of determining the number of Shares to be issued or other payment to be issued under Incentive Awards; (d) establish subplans providing uniform terms for eligible Participants; (e) determine the terms and conditions of Incentive Awards in a manner consistent with the Plan, including the time and manner of exercise, the restrictions on the rights granted under the Incentive Award and the lapse thereof, and the manner of payment, if any, the restrictions or holding period applicable to the payment of Stock received upon exercise or in satisfaction of the Incentive Award; and (f) amend the terms and conditions of any outstanding Incentive Awards as provided in accordance with Section 12.3. The Committee shall have the independent authority and discretion over the appointment, compensation and oversight of the services of advisors to the Committee, including compensation consultants and legal counsel, provided such advisors meet the standards for independence as established by the Securities Exchange Commission. The Company shall pay the compensation and expenses of such advisors. The Committee may seek the assistance of such other persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3

DELEGATION OF AUTHORITY. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a “Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee or to one or more executive officers of the Company the authority to grant Incentive Awards, and/or to administer the Plan or any aspect of it; provided, however, that only the Committee may grant Incentive Awards that meet the Performance-Based Exception, and only the Committee may grant Incentive Awards to Insiders.

5.4

DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6
ELIGIBILITY

Participants selected by the Committee shall be eligible for the grant of Incentives Awards under this Plan, but no Participant shall have the right to be granted an Incentive Award under this Plan merely as a result of his or her status as a Key Person or Key Employee. Notwithstanding the foregoing, an ISO may only be granted to a Key Employee.

SECTION 7
TERMS AND CONDITIONS OF INCENTIVE AWARDS

7.1	ALL INCENTIVE AWARDS.

(a)

Grants of Incentive Awards. The Committee, in its absolute discretion, shall grant Incentive Awards under this Plan from time to time and shall have the right to grant new Incentive Awards in exchange for outstanding Incentive Awards; provided, however, the Committee shall not have the right to: (i) lower the Exercise Price of an existing Option; (ii) take any action which would be treated as a “repricing” under generally accepted accounting principles; or (iii) cancel an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option in exchange for another Incentive Award, including cash or other equity in the Company (except as provided in Sections 3.4, 10 and 11). Incentive Awards shall be granted to Participants selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Incentive Awards, or to grant Incentive Awards to all Participants, or to grant all Incentive Awards subject to the same terms and conditions.

(b)

Shares Subject to Incentive Awards. The number of Shares as to which Incentive Award shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3.1 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)

Incentive Award Agreements. Each Incentive Award shall be evidenced an Incentive Award Agreement. The Incentive Award Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant. The Committee shall have sole discretion to modify the terms and provisions of any Incentive Award in accordance with Section 12.3.

(d)

Date of Grant. The date an Incentive Award is granted shall be no earlier than the date on which the Committee: (i) has approved the terms and conditions of the Incentive Award; (ii) has determined the recipient of the Incentive Award and the number of Shares covered by the Incentive Award; and (iii) has taken all such other action necessary to direct the grant of the Incentive Award.

(e)

Vesting of Incentive Awards. Incentive Awards under the Plan may have restrictions on the vesting or delivery of and, in the case of Options, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of Performance Criteria as determined by the Committee. If the Award is intended to meet the Performance-Based Exception, the attainment of Performance Goals must satisfy the requirements of Sections 9.1, 9.2 and 9.3. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any Performance Criteria, the Shares subject to such Incentive Award shall remain subject to forfeiture.

(f)

Acceleration of Vesting of Incentive Awards. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant; provided, however, the Committee may grant Incentive Awards precluding such accelerated vesting in order to qualify the Incentive Awards for the Performance-Based Exception.

(g)

Dividend Equivalents. The Committee may grant dividend equivalents with respect to any Incentive Award. The Committee shall establish the terms and conditions pursuant to which the dividend equivalents may be included in the Incentive Award. Under a dividend equivalent, a Participant shall be entitled to receive payments equivalent to the amount of dividends paid by the Company to holders of Shares with respect to the number of Shares or Units of Shares represented by an Incentive Award, which may be paid concurrently with the payment of dividends or deferred and paid at a later date. The dividend equivalent may be paid in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable. Any such dividend equivalent that is intended to be exempt from Section 409A of the Code with respect to an Incentive Award that constitutes Deferred Compensation shall be stated in a separate arrangement.

(h)

Transferability of Incentive Awards. Except as otherwise provided in a Participant’s Incentive Award Agreement, no Incentive Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant’s Incentive Award Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated, in which case the Option or Stock Appreciation Right may be exercised by and any other Incentive Award may be payable to the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option or receive any other payment under an Incentive Award if the Participant is incapacitated shall be determined by the Committee.

(i)

Deferral Elections. The Committee may require or may permit Participants to elect to defer the issuance of Shares or the settlement of Incentive Awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Incentive Awards, or in exercising its powers under this Plan: (i) create any arrangement which would constitute an employee pension benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act, as amended, unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or (ii) create any arrangement that would constitute Deferred Compensation unless the arrangement complies with Section 9.4 and 9.5 or unless the Committee, at the time of grant, specifically provides that the Incentive Award is not intended to comply with Section 409A of the Code.

7.2	OPTIONS.

(a)

Grants of Options. Each grant of an Option shall be evidenced by an Incentive Award Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with Section 12 even though such modification may change the Option from an ISO to a NQSO.

(b)

Termination of Service Other Than Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that covers Options, or as otherwise determined by the Committee: (i) if the Participant’s Service with the Company and/or a Subsidiary ends before the Options vest, the Participant shall forfeit all unvested Options; and (ii) any vested Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Options, whichever period is the shorter. In the event a Participant’s Service with the Company or any Subsidiary is terminated for Cause, all unexercised Options granted to such Participant shall immediately terminate.

(c)

Termination of Service Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that covers Options, and except as otherwise determined by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Options vest, the Participant shall forfeit all unvested Options; and (ii) any Vested Options held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Options, whichever period is the shorter.

(d)

Exercise Price. Subject to adjustment in accordance with Section 3.4 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Incentive Award Agreement and shall not be less than the Fair Market Value of a Share on the date the Option is granted. With respect to each ISO granted to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each ISO granted to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

(e)

Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Incentive Award Agreement, but no Incentive Award Agreement shall: (i) make an Option exercisable prior to the date such Option is granted or after it has been exercised in full; or (ii) make an Option exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a Participant who is not a Ten Percent Shareholder; or (B) the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. Options issued under the Plan may become exercisable based on the service of a Participant, and/or based upon the attainment (as determined by the Committee) of Performance Criteria. Any Option that is intended to qualify for the Performance-Based Exception must satisfy the requirements of Sections 9.1, 9.2 and 9.3.

(f)

Payment. The Exercise Price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either: (i) in cash or by check at the time the Option is exercised; or (ii) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO): (A) by delivery (or by attestation) of other Shares, including Shares acquired as part of the exercise (i.e., a pyramid exercise); (B) if permitted by applicable law, the withholding of Shares delivered by that number of Shares equal to the Fair Market Value of the Exercise Price (i.e., a cashless or net exercise); (C) according to a deferred payment or other similar arrangement with the Participant, including use of a promissory note (except for executive officers and Directors of the Company to the extent such loans and similar arrangements are prohibited under Section 402 of the Sarbanes-Oxley Act of 2002); (D) pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002; or (E) by some combination of the foregoing. Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of Shares or, a cashless or net exercise shall be a subsequent transaction approved as part of the original grant of an Option for purposes of the exemption under Rule 16b-3 of the Exchange Act. Except as provided above, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

(g)

ISO Tax Treatment Requirements. With respect to any Option that is intended to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of Shares with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Section 422(d) of the Code and in Treas. Reg. §1.422-4. With respect to any Option that is intended to be an ISO, such Option shall cease to be treated as an ISO (A) if the Participant disposes of Shares acquired upon exercise of the Option within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option or if (B) the Participant has not met the requirements of Section 422(a)(2) of the Code.

7.3	RESTRICTED STOCK.

(a)

Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

(b)

Termination of Service Other Than Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock, if the Participant’s Service with the Company and/or a Subsidiary ends for any reason other than a Qualifying Event before any restrictions lapse, the Participant shall forfeit all unvested Restricted Stock, unless the Committee determines that some or all of the Participant’s unvested Restricted Stock shall vest in whole or in part as of the date of such event.

(c)

Termination of Service Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock, unless the Committee determines that some or all of the Participant’s unvested Restricted Stock shall vest as of the date of such event; and (ii) in the case of Restricted Stock based on Performance Criteria then, as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares as determined by the Committee based on that portion of the applicable Performance Period that had transpired and by measuring performance in relation to the selected Performance Criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs or such later date as the Committee determines, but no later than the end of the Performance Period; provided, however, the Committee may grant Incentive Awards precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock for the Performance-Based Exception.

(d)

Voting, Dividend & Other Rights. Unless the applicable Incentive Award Agreement provides otherwise, a Participant awarded Restricted Stock shall be entitled to vote and to receive dividends during the periods of restriction of the Shares to the same extent as the Participant would have been entitled if the Shares were not restricted.

7.4	RESTRICTED STOCK UNITS.

(a)

Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Incentive Award Agreement. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without such requirement.

(b)

Termination of Service Other Than Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock Unit, if the Participant’s Service with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest, in whole or in part, as of the date of such event.

(c)

Termination of Service Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant covering the Restricted Stock Unit: (i) if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant shall forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units shall vest as of the date of such event; and (ii) in the case of Restricted Stock Units that are based on performance criteria, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares as determined by the Committee based on that portion of the applicable Performance Period that had transpired and by measuring performance in relation to the selected Performance Criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs or such later date, but not later than the end of the Performance Period; provided, however, the Committee may grant Incentive Awards precluding entitlement to a partial award when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception.

(d)

Voting, Dividend & Other Rights. A Participant awarded Restricted Stock Units shall not be entitled to vote or to receive dividends until the date the Shares are issued to the Participant pursuant to the Restricted Stock Units, and, unless the Incentive Award Agreement provides otherwise, the Participant shall not be entitled to any dividend equivalents (as described in Section 7.1(g)).

7.5	STOCK APPRECIATION RIGHTS.

(a)

Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise the excess of the Fair Market Value of number of Shares exercised, over the specified price for such Shares. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the Exercise Price for Shares that are subject to the Option. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Stock Appreciation Right is granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata expiration and cancellation of the same number of Shares of the related Option for which the Stock Appreciation Right has been exercised.

(b)

Stock Appreciation Right Term. Each Stock Appreciation Right granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Incentive Award Agreement, but no Incentive Award Agreement shall: (i) make a Stock Appreciation Right exercisable prior to the date such Stock Appreciation Right is granted or after it has been exercised in full; or (ii) make a Stock Appreciation Right exercisable after the date that is: (A) the tenth (10th) anniversary of the date such Stock Appreciation Right is granted; or (B) the fifth (5th) anniversary of the date such Stock Appreciation Right is granted, if such Stock Appreciation Right is granted in connection with the grant of an ISO to a Ten Percent Shareholder. Stock Appreciation Rights issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of Performance Criteria. Any Stock Appreciation Right that is intended to qualify for the Performance-Based Exception must satisfy the requirements of Sections 9.1, 9.2 and 9.3.

(c)

Payment. Upon exercise of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of exercise) or in cash, or in any combination thereof as specified in the Incentive Award Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is exercised, the specified price shall be treated as paid in Shares for purposes of Section 3.

(d)

Termination of Service Other Than Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that governs the Stock Appreciation Rights granted, or as otherwise provided by the Committee: (i) if the Participant’s Service with the Company and/or a Subsidiary ends before the Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not be exercised after 90 days after such termination, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter. In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to such Participant shall immediately terminate.

(e)

Termination of Service Upon a Qualifying Event. Except as provided in the Incentive Award Agreement or a separate agreement with the Participant that governs the Stock Appreciation Rights granted, and except as otherwise provided by the Committee: (i) if a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the Participant shall forfeit all unvested Stock Appreciation Rights; and (ii) any vested Stock Appreciation Rights held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Qualifying Event, but may not be exercised after one year after such Qualifying Event, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.

(f)

Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO: (i) will expire no later than the expiration of the underlying ISO; (ii) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised; (iii) may be transferable only when, and under the same conditions as, the underlying ISO is transferable; and (iv) may be exercised only: (A) when the underlying ISO could be exercised; and (B) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6	PERFORMANCE STOCK, PERFORMANCE CASH UNITS AND PERFORMANCE STOCK UNITS.

(a)

Awards of Performance Stock, Performance Cash Units and Performance Stock Units. Shares and cash shall become payable to a Participant under Incentive Awards of Performance Stock, Performance Cash Units and Performance Stock Units upon achievement of Performance Criteria determined by the Committee as set forth in the applicable Incentive Award Agreement or written document governing such Incentive Awards. Each Incentive Award will specify the maximum number of Shares which may be issued pursuant to Incentive Awards in the form of Performance Stock or Performance Stock Units and the maximum amount of cash which may be paid pursuant to Performance Cash Units, which number and amount may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of an Incentive Award that is intended to qualify for the Performance-Based Exception, other than as provided in Sections 9.1, 9.2 and 9.3.

	(b)	Payment. Each Incentive Award will specify the time and manner of payment of Shares and cash earned and vested under Performance Stock, Performance Cash Units or Performance Stock Units.

7.7	OTHER AWARDS.

	(a)	The following awards may be made as Other Awards under the Plan:

(i)

Awards, subject to limitations under applicable law, granted to any Participant that are, as determined by the Committee, denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of such Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such awards.

		(ii)	Cash awards, granted to Participants on such terms and conditions as the Committee may determine, subject to the limitation set forth in Section 3.4.

(iii)

Shares granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as the Committee shall determine, subject to the limitation set forth in Section 3.4.

	(b)	Participants designated by the Committee may, pusuant to an Incentive Award, be permitted to reduce compensation otherwise payable in cash in exchange for Shares or an Other Award under the Plan.

7.8

NON-EMPLOYEE DIRECTOR RESTRICTED STOCK. Notwithstanding any other provisions of this Plan, a grant of Restricted Stock or NQSOs, or both shall be made to each Director who is not an employee of the Company or any Subsidiary within the meaning of Rule 16b-3 of the Exchange Act and who at the regular annual shareholders meeting is elected or re-elected to the Board and to each Director (in the case of a classified board) whose term as a director continues until at least the next annual meeting of shareholders. Except as provided in (a) and (b) below, the number of Shares and the other terms of Restricted Stock or NQSOs shall be determined by the Board in its sole discretion prior to such annual meeting of shareholders. The date of grant of the Restricted Stock or NQSO is the date of the regular annual meeting of Shareholders on which such non-employee Director is elected or re-elected to serve on the Board and (in the case of a classified board) other directors continue to serve unexpired terms following such meeting. If an individual is elected to the Board between annual meetings of shareholders, a pro-rated grant of Restricted Stock or NQSOs may be made. The following terms shall be applied to the Restricted Stock granted under this Section to non-employee Directors:

(a)

Unless the Board specifies a longer period, each grant of Restricted Stock or NQSQs to a non-employee Director shall vest one year after the date of grant, provided that the non-employee Director continues to serve as a member of the Board for such period, and if the non-employee Director ceases to serve as a member of the Board, shall forfeit any Restricted Stock or NQSQs for which the restrictions have not lapsed; and,

(b)

Unless the Board determines otherwise, Shares acquired pursuant to a grant of Restricted Stock or upon exercise of an NQSO granted under this Section may not be sold before the second anniversary of the date of grant.

The Board, in its discretion, may, in addition to Restricted Stock and NQSO grants provided above, grant any additional Incentive Awards to all non-employee Directors or to any individual non-employee Director, provided that such grant shall be solely for substantial services performed or to be performed by the non-employee Directors or non-employee Director as determined in good faith by the Board.

SECTION 8
SECURITIES REGULATION

8.1

LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2

RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Incentive Award Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3

REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares pursuant to this Plan under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9
COMPLIANCE WITH THE CODE

9.1

DISCRETION IN FORMULATION OF PERFORMANCE CRITERIA. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established Performance Criteria; provided, however, that any Incentive Awards that are intended to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Incentive Awards downward).

9.2

PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any Performance Criteria, including any Performance Goal must be attained with respect to an Incentive Award. Such period may be of any length, and with respect to Incentive Awards intended to qualify for the Performance-Based Exception, must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the Performance Criteria are not in any event set after 25% or more of such period has elapsed).

9.3

MODIFICATIONS TO PERFORMANCE CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing Performance Goals without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Incentive Awards that shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements under Section 162(m) of the Code to qualify for the Performance-Based Exception.

9.4

LIMITATION ON PAYMENT OR EXERCISE. With respect to any Incentive Award that constitutes Deferred Compensation, such Incentive Awards shall provide for payment or exercise only upon: (a) a fixed date or schedule that complies with the requirements of Treas. Reg. §1.409A-3; (b) on a date based upon the Participant’s “separation from service,” or “disability,” or “unforeseeable emergency” as those terms are defined under Section 409A of the Code; (c) the Participant’s death; or (d) a Change in Control as defined in Section 11.1. Any election permitted under any Incentive Award that constitutes Deferred Compensation shall comply with the requirements of Treas. Reg. §1.409A-2 and shall be irrevocable as of the date of grant of the Incentive Award. In addition, with respect to any Incentive Award that constitutes Deferred Compensation, except to the extent acceleration or deferral is permitted by or complies with the requirements of Section 409A of the Code, neither the Committee nor a Participant may accelerate or defer the time or schedule of any payment or exercise of, or the amount scheduled to be reported as income as a result.

9.5

DELAY IN PAYMENT OR EXERCISE FOR SPECIFIED EMPLOYEES. Notwithstanding anything in the Plan, unless the Incentive Award Agreement specifically provides otherwise, no Incentive Award that constitutes Deferred Compensation shall be paid to or exercised by a Specified Employee earlier than 181 days following the Participant’s “separation from service” as defined for purposes of Section 409A of the Code (or if earlier, upon the Specified Employee’s death), except as permitted under Section 409A of the Code and the regulations and other guidance promulgated thereunder. The Committee may specify in the Incentive Award Agreement that the amount of the Deferred Compensation delayed pursuant to this Section 16.4 shall accumulate interest or earnings during the period of such delay.

9.6

WITHHOLDING. All taxes imposed on any Incentive Award shall be the sole responsibility of the Participant. The Company shall have the right to deduct or withhold, or require a Participant to remit to the

Company as a condition precedent for the grant, exercise, satisfaction of conditions or the lapse of restrictions under any Incentive Award or the issuance of Shares, an amount sufficient to satisfy the federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result. Unless the Incentive Award Agreement provides otherwise, the Participant may satisfy such tax obligation by:

(a)

electing to have the Company withhold a portion of the Shares otherwise to be delivered upon such exercise, satisfaction of conditions or lapse of restriction with a Fair Market Value equal to the amount of such taxes, provided that the maximum amount shall not exceed the amount of the minimum required withholding; and

	(b)	delivering (to the Company) Shares other than Shares issuable upon such exercise, satisfaction of conditions or lapse of restrictions with a Fair Market Value equal to the amount of such taxes.

Notwithstanding the foregoing, with respect to any Participant who is an Insider, a withholding or tender of Shares shall be a subsequent transaction approved as part of the Incentive Award for purposes of the exemption under Rule 16b-3 of the Exchange Act.

9.7

NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF AN ISO. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of: (a) the date two (2) years after the date of grant of such ISO; or (b) the date one (1) year after the exercise of such ISO, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. The Company may condition the exercise of any ISO on the Participant’s express written agreement with these provisions of this Plan.

SECTION 10
INCENTIVE AWARDS TO PARTICIPANTS OUTSIDE THE US

The Committee shall have the authority to require that any Incentive Award Agreement relating to an Incentive Award in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more or less restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to an Incentive Award to a Participant outside the United States shall occur until applicable restrictions imposed pursuant to this Plan (as modified as provided in this Section 10) or the applicable Incentive Awards have terminated.

SECTION 11
CHANGE IN CONTROL OF THE COMPANY

11.1

CHANGE IN CONTROL. “Change in Control” of the Company means an event that would be required to be reported in response to Item 6(e) on Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement, including, without limitation, if:

(a)

Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or other than a Subsidiary of the Company, becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)

During any period of two consecutive years (not including any period ending prior to the effective date of this Plan), the Incumbent Directors cease for any reason to constitute at least a majority of the Board. The term “Incumbent Directors” shall mean those individuals who are members of the

Board of Directors on the effective date of this Plan and any individual who subsequently becomes a member of the Board (other than a director designated by a person who has entered into agreement with the Company to effect a transaction contemplated by Section 11.1(c)) whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

	(c)	In the event:

(i)

the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any corporation or entity, other than an entity owned at least 80% by the Company, unless immediately after such transaction, the shareholders of the Company immediately prior to such transaction beneficially own, directly or indirectly 51% or more of the combined voting power of resulting entity’s outstanding voting securities as well as 51% or more of the Total Market Value of the resulting entity, or in the case of a division, 51% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 51% or more of the Total Market Value of each such entity, in each case in substantially the same proportion as such shareholders owned shares of the Company prior to such transaction;

(ii)

the Company consummates an agreement for the sale or disposition (in one transaction or a series of transactions) of assets of the Company, the total consideration of which is greater than 51% of the Total Market Value of the Company; or

		(iii)	the Company adopts a plan of complete liquidation or winding up of the Company.

(d)

“Total Market Value” shall mean the aggregate market value of the Company’s or the resulting entity’s outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company’s or the resulting entity’s other outstanding equity securities as measured by the exchange rate of the transaction or by such other method as the Committee determines where there is not a readily ascertainable exchange rate.

11.2

VESTING UPON A CHANGE IN CONTROL. Except as otherwise provided in an Incentive Award Agreement or as provided in the next sentence, if a Change in Control occurs, and if the agreements effectuating the Change in Control do not provide for the assumption or substitution of all Incentive Awards granted under this Plan, with respect to any Incentive Award granted under this Plan that is not so assumed or substituted (a “Non-Assumed Incentive Award”), such Incentive Award shall immediately vest and be exercisable and any restrictions thereon shall lapse. Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, no Incentive Award that is subject to any Performance Criteria for which the Performance Period has not expired, shall accelerate at the time of a Change in Control.

11.3

DISPOSITION OF INCENTIVE AWARDS. Except as otherwise provided in an Incentive Award Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Incentive Awards, take any or all of the following actions to be effective as of the date of the Change in Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change in Control, but only if such action remains contingent upon the effectuation of the Change in Control) (such date referred to as the “Action Effective Date”):

	(a)	Unilaterally cancel such Non-Assumed Incentive Award in exchange for:

(i)

whole and/or fractional Shares (or whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of:

			(A)	in the case of Options, the Shares that could be purchased pursuant to such Non-Assumed Incentive Award less the aggregate Exercise Price for the Options with respect to such Shares; and

(B)

in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to such Incentive Award determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

		(ii)	cash or other property equal in value to the excess of:

			(A)	in the case of Options, the Shares that could be purchased pursuant to such Non-Assumed Incentive Award less the aggregate Exercise Price for the Options with respect to such Shares; and

(B)

in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to such Incentive Award determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

In the event the Exercise Price or consideration payable on exercise is equal to or greater than the Shares, cash or other property payable as provided in paragraphs (i) and (ii) above, then such Options and other Incentive Awards shall be automatically cancelled without payment of any consideration therefor.

(b)

In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with: (i) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change in Control; and (ii) notice of such opportunity to exercise prior to the commencement of such specified period. However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Incentive Award is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment: (A) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act; or (B) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of the Option.

11.4

GENERAL RULE FOR OTHER INCENTIVE AWARDS. If a Change in Control occurs, then, except to the extent otherwise provided in the Incentive Award Agreement pertaining to a particular Incentive Award or as otherwise provided in this Plan, each Incentive Award shall be governed by applicable law and the documents effectuating the Change in Control.

SECTION 12
AMENDMENT OR TERMINATION

12.1

AMENDMENT OF PLAN. This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made without the approval of the shareholders of the Company if such amendment:

	(a)	increases the number of Shares reserved under Section 3, except as set forth in Section 3.4;

	(b)	extends the maximum life of the Plan under Section 4 or the maximum exercise period under Section 7;

	(c)	decreases the minimum Exercise Price under Section 7;

	(d)	changes the designation of Participant eligible for Incentive Awards under Section 6; or

	(e)	would cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act, Section 422 of the Code.

Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2	TERMINATION OF PLAN. The Board also may suspend the granting of Incentive Awards under this Plan at any time and may terminate this Plan at any time.

12.3	AMENDMENT OF INCENTIVE AWARDS. The Committee shall have the right to modify, amend or cancel any Incentive Award after it has been granted if:

(a)

the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Incentive Award (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an Incentive Award shall not be deemed as a diminishment of rights or benefits of such Incentive Award);

	(b)	the Participant consents in writing to such modification, amendment or cancellation;

	(c)	there is a dissolution or liquidation of the Company;

	(d)	this Plan and/or the Incentive Award Agreement expressly provides for such modification, amendment or cancellation; or

	(e)	the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

Notwithstanding the forgoing, the Committee may reform any provision in an Incentive Award intended to be exempt from Section 409A of the Code to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code; provided, however, that if no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Section 409A of the Code, no payment or benefit will be provided under the Incentive Award and the Incentive Award will be deemed null, void and of no force and effect, and the Company shall have no further obligation in connection with such Incentive Award.

SECTION 13
MISCELLANEOUS

13.1

SHAREHOLDER RIGHTS. Except as provided in Section 7. 3 with respect to Restricted Stock, or in an Incentive Award Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of an Incentive Award pending the actual delivery of Shares subject to such Incentive Award to such Participant.

13.2

NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of an Incentive Award to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Incentive Award Agreement that evidences his or her Incentive Award.

13.3

TRANSFERS & RESTRUCTURINGS. The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her Service under this Plan. Likewise, the continuation of Service by a Participant with a corporation that is a Subsidiary shall be deemed to be a termination of Service when such corporation ceases to be a Subsidiary.

13.4

LEAVES OF ABSENCE. Unless the Committee provides otherwise, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be in the Service of the Company in the case of any leave of absence approved by the Company. With respect to any ISOs, no such leave may exceed 90 days unless reemployment upon expiration of such leave is guaranteed by statute or contract and if reemployment upon expiration of a leave of absence is not so guaranteed, then three (3) months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

13.5

GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Minnesota without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the District of Minnesota for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

13.6

ESCROW OF SHARES. To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

13.7

NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Incentive Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such Shares shall be cancelled or otherwise eliminated.

13.8

FORFEITURE AND RECOUPMENT. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Incentive Award consistent with law, and for greater clarity, the Committee may specify in an Incentive Award Agreement that the Participant’s rights, payments, and benefits with respect to an Incentive Award, including any payment or Shares received upon exercise or in satisfaction of the Incentive Award under this Plan shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or Performance Criteria, without limit as to time. Such events shall include, but shall not be limited to, failure to accept the terms of the Incentive Award Agreement, termination of Service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries, including facts and circumstances discovered after termination of Service.

(a)

The Company shall require the chief executive officer and chief financial officer of the Company to disgorge bonuses, other incentive- or equity-based compensation, and profits on the sale of Shares received within the 12-month period following the public release of financial information if there is a restatement of such financial information because of material noncompliance, due to misconduct, with financial reporting requirements under the federal securities laws. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law. The operation of this subsection (a) shall be in accordance with the provisions of Section 302 of Sarbanes-Oxley Act and any applicable guidance.

(b)

The Company shall require each current and former executive officer to disgorge bonuses, other incentive- or equity-based compensation received within 36-month period prior to the public release of the restatement of financial information due to material noncompliance with the financial reporting requirements under the federal securities laws. The amount to be recovered shall be the percentage of incentive compensation, including equity awards, in excess of what would have been paid without the restated results. The operation of this subsection (b) shall be in accordance with the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable guidance.

(c)

The Committee shall determine, as late as the time of the recoupment, regardless of whether such method is stated in the Incentive Award Agreement, whether the Company shall effect any such recoupment: (i) by seeking repayment from the Participant; (ii) by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates; (iii) by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices; (iv) by a holdback or escrow (before or after taxation) of part or all of the Shares, payment or property received upon exercise or satisfaction of the Incentive Awards; or (v) by any combination of the foregoing.

13.9

SEVERABILITY. If any provision of the Plan or any Incentive Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Incentive Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Incentive Award, such provision shall be stricken as to such jurisdiction or as to such Incentive Award, and the remainder of the Plan or any such Incentive Award shall remain in full force and effect.

13.10

NO TRUST OR FUND CREATED. Neither the Plan nor any Incentive Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant. To the extent that any Paticipant acquires a right to receive payments from the Company or any Subsidiary pursuant to a Incentive Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

13.11

INTERPRETATION. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

APPENDIX B

COMMUNICATIONS SYSTEMS, INC.

1990 EMPLOYEE STOCK PURCHASE PLAN

(As Amended Through March 28, 2011)

          1.          Establishment of Plan. Communications Systems, Inc. (hereinafter referred to as the “Company”) proposes to grant to certain employees of the Company the opportunity to purchase common stock of the Company. Such common stock shall be purchased pursuant to the plan herein set forth which shall be known as the “COMMUNICATIONS SYSTEMS, INC. 1990 EMPLOYEE STOCK PURCHASE PLAN” (hereinafter referred to as the “Plan”). The Company intends that the Plan shall qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with the requirements of said Section 423 and the regulations thereunder.

          2.          Purpose. The Plan is intended to encourage stock ownership by all eligible Employees of the Company and by eligible Employees of any Subsidiaries that adopt the Plan with the consent of the Company. The Plan is further intended to incent Employees to remain in employment, improve operations, increase profits, and contribute more significantly to the Company’s success.

          3.          Administration.

          (a)          The Plan shall be administered by a stock purchase committee (hereinafter referred to as the “Committee”) consisting of not less than three directors or employees of the Company, as designated by the Board of Directors of the Company (hereinafter referred to as the “Board of Directors”). The Board of Directors shall fill all vacancies in the Committee and may remove any member of the Committee at any time, with or without cause.

          (b)          Unless the Board of Directors limits the authority of the Committee, the Committee shall be vested with full authority to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan. The Committee may delegate ministerial duties to such of the Company’s employees, outside entities and outside professionals as the Committee so determines. For all purposes of this Plan other than the Plan’s Section 3(b), references to the Committee shall also refer to the Board of Directors.

          (c)          The Company shall pay all expenses of administering the Plan, other than costs associated with either any required tax withholding or the sale or other disposition of shares purchased under the Plan. No member of the Board of Directors of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          4.          Duration and Phases of the Plan.

          (a)          The Plan will commence on July 1, 1990 and will terminate when all shares authorized for issuance under Section 10 of this Plan, as it may be amended from time to time, are issued or at such earlier date as shall be determined by the Company’s Board of Directors, except that any Phase commenced prior to such termination shall, if necessary, be allowed to continue beyond such termination until completion. Notwithstanding the foregoing, this Plan shall be considered of no force or effect and any options granted shall be considered null and void unless the holders of a majority of all the issued and outstanding shares of the common stock of the Company approve the Plan within twelve (12) months after the date of its adoption by the Board of Directors; and, further, any amendment of this Plan to increase the number of shares authorized for issuance under Section 10 of this Plan shall be considered of no force or effect and any options granted thereafter shall be considered null and void unless the holders of a majority of all the issued and outstanding shares of the common stock of the Company approve such amendment of the Plan within twelve (12) months after the date Section 10 is amended by the Board of Directors to increase the number of shares authorized for issuance.

          (b)          The Plan shall be carried out in one or more phases, each phase being for a period of one year or such other period of time as may be determined by the Board of Directors or Committee, provided that no phase shall be for a period of longer than twenty-seven (27) months (“Phases”). Phases may run concurrently or overlap with any other Phase. The existence and date of commencement of a Phase (the “Commencement Date”) shall be determined by the Committee and shall terminate on a date (the “Termination Date”) determined by the Committee consistent with the limitations specified above, provided that the commencement of the first Phase shall be within twelve (12) months before or after the date of approval of the Plan by the shareholders of the Company. In the event all of the stock reserved for grant of options hereunder is issued pursuant to the terms hereof prior to the commencement of one or more Phases scheduled by the Committee or the number of shares remaining is so small, in the opinion of the Committee, as to render administration of any succeeding Phase impracticable, such Phase or Phases shall be cancelled. Phases shall be numbered successively as Phase 1, Phase 2, Phase 3, etc.

          (c)          The Board of Directors may elect to accelerate the Termination Date of any Phase effective on the date specified by the Board of Directors in the event of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company. Subject to any required action by the shareholders, if the Company shall be involved in any merger or consolidation, in which it is not the surviving corporation, and if the Board of Directors does not accelerate the Termination Date of the Phase, each outstanding option shall pertain to and apply to the securities or other rights to which a holder of the number of shares subject to the option would have been entitled.

          (d)          A dissolution or liquidation of the Company shall cause each outstanding option to terminate, provided in such event that, immediately prior to such dissolution or liquidation, each Participant shall be repaid the payroll deductions credited to the Participant’s account without interest.

          5.           Eligibility. All Employees, as defined in Section 19 hereof, who are employed by the Company at least one day prior to the Commencement Date of a Phase shall be eligible to participate in such Phase. For any Phase, the Company may choose to further exclude one or more of the following categories of employees, so long as the exclusions are applied in an identical manner:

          (a)          Employees employed less than two years.

          (b)          Employees whose customary employment is 20 hours or less per week.

          (c)          Employees whose customary employment is not more than five months a calendar year.

          (d)          Highly compensated employees (as defined in Code Reg. § 1.423-2(e)).

          (e)          Employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) if the grant of the option is prohibited under the laws of such foreign jurisdiction, or if the compliance with the laws of the foreign jurisdiction would cause this Plan to violate Code § 423 and the regulations promulgated thereunder.

           6.          Participation.

          (a)          Participation in the Plan is voluntary. An eligible Employee may elect to participate in any Phase of the Plan, and thereby become a “Participant” in the Plan, by completing the Plan payroll deduction form provided by the Company and delivering it to the Company or its designated representative prior to the Commencement Date of that Phase.

          (b)          Once enrolled in the Plan, a Participant will continue to participate in the Plan until he or she withdraws from the Plan pursuant to Section 9(a), or until contributions are discontinued under Section 8(a)(v)(A) or Section 9(e), or is no longer an eligible Employee pursuant to 9(f). A Participant who withdraws from the Plan pursuant to Section 9(a) or is no longer an eligible Employee pursuant to Section 9(f) may again become a Participant, if the Participant is then an eligible Employee, by proceeding as provided in Section 6(a) above, which shall be effective as of the next Commencement Date. A Participant whose payroll deductions were discontinued because of Section 8(a)(v)(A) will

2

automatically resume participation at the Commencement Date of the next Phase of the Plan that ends in the next calendar year, if he or she is then an eligible Employee at the same level as in effect at the time of the suspension. A Participant whose payroll deductions were discontinued because of Section 9(e) may resume participation and payroll deductions on the Commencement Date of the next Phase after the Participant is again permitted to make deferrals under the Company’s deferred compensation plan, if he or she is then an eligible Employee, by proceeding as provided in Section 6(a) above.

           7.          Payroll Deductions.

          (a)          Upon enrollment, a Participant shall elect to make contributions to the Plan by payroll deductions in increments based on a dollar amount or percentage of Base Pay (rounded to whole dollar amounts and in amounts calculated to be as uniform as practicable throughout the period of the Phase), in the aggregate amount not in excess of 10% of such Participant’s Base Pay for the term of the Phase, as determined according to Section 19 hereof, nor in excess of the limit specified in Section 8(a)(v)(A) below. Payroll deductions for a Participant shall commence on the first payday after the Commencement Date of the Phase and shall terminate on the last payday immediately prior to or coinciding with the Termination Date of that Phase unless sooner terminated by the Participant as provided in Section 9 hereof. Except for payroll deductions, a Participant may not make any separate cash payments into the Participant’s account under the Plan. The minimum authorized payroll deduction is $10 per payroll period.

          (b)          In the event that the Participant’s compensation for any pay period is terminated or reduced from the compensation rate for such a period as of the Commencement Date of the Phase for any reason so that the amount actually withheld on behalf of the Participant as of the Termination Date of the Phase is less than the amount anticipated to be withheld over the Phase year as determined on the Commencement Date of the Phase, then the extent to which the Participant may exercise the Participant’s option shall be based on the amount actually withheld on the Participant’s behalf. In the event of a change in the pay period of any Participant, such as from bi-weekly to monthly, an appropriate adjustment shall be made to the deduction in each new pay period so as to ensure the deduction of the proper amount authorized by the Participant.

          (c)          A Participant may withdraw from participation in the Phase and terminate the Participant’s payroll deduction authorized at such times as determined by the Committee and shall have the rights provided in Section 9. No Participant shall be entitled to increase or decrease the amount to be deducted during a Phase after the Commencement Date of that Phase.

          (d)          All payroll deductions made for Participants shall be credited to their respective accounts under the Plan.

          (e)          Except for his right to discontinue participation in the Plan as provided in Paragraph 9, no Participant shall be entitled to increase or decrease the amount to be deducted in a given phase after the Commencement Date.

           8.           Options.

          (a)          Grant of Option.

(i)

A Participant who is employed by the Company as of the Commencement Date of a Phase shall be granted an option as of such date to purchase a number of full shares of Company common stock to be determined by dividing the total amount to be credited to that Participant’s account under Section 7 hereof by the applicable option price set forth in Section 8(a)(ii)(A) or (B) hereof, subject to the limitations of Sections 8(a)(v)(A), 8(a)(v)(B), 8(a)(v)(C) and 10 hereof.

(ii)

Prior to the commencement of a Phase, the Board or Committee shall determine the option price for shares of common stock to be purchased during that Phase as a percentage of the fair market value of such shares of common stock on the Termination Date of the Phase, which percentage shall not be less than:

	A.	For the period beginning on and after April 1, 2011, but subject to shareholder approval, eighty-five percent (85%) of such fair market value.

3

	B.	For the period beginning on December 1, 2006 and prior to April 1, 2011, ninety-five percent (95%) of such fair market value.

(iii)	The fair market value of shares of common stock of the Company shall be determined by the Committee for each valuation date in a manner acceptable under Section 423, Internal Revenue Code of 1986.

(iv)

All Employees granted options pursuant to the Plan shall have the same rights and privileges, except as may be provided for in this Plan and pursuant to Treas. Reg. § 1.423-2(f). The Committee may impose uniform additional conditions and restrictions not inconsistent with Section 423 with respect to all options granted during a phase, including but not limited to restrictions on the hold and resale of shares received upon exercise of the option.

(v)	Anything herein to the contrary notwithstanding, no Employee shall be granted an option hereunder:

A.

Which permits the Participant’s rights to purchase shares of stock under all employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In the case of shares purchased during a Phase that commenced in the current calendar year, the limit shall be equal to $25,000 minus the Fair Market Value of the shares that the Participant previously purchased in the current calendar year under the Plan and all other employee stock purchase plans of the Company. In the case of shares purchased during a Phase that commenced in the immediately preceding calendar year, the limit shall be equal to $50,000 minus the Fair Market Value of the shares that the Participant previously purchased under this Plan and all other employee stock purchase plans of the Company in the current calendar year and in the immediately preceding calendar year. Any amounts that accrue in excess of this limit shall be immediately refunded at the end of the Phase, without interest.

B.

Which permits the Participant’s rights to purchase shares of stock under all employee stock purchase plans of the Company, its Subsidiaries or its parent, if any, that per Phase exceed the number of shares equal to $25,000 divided by the fair market value of the stock on the first day of the Phase.

C.

If immediately after the grant such Participant would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent, if any, or of any Subsidiary of the Company. For purposes of determining stock ownership under this Section, the rules of Section 424(d) of the Internal Revenue Code, as amended, shall apply.

(vi)

The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (b)          Exercise of Option.

(i)

Unless a Participant gives written notice to the Company pursuant to Section 8(b)(ii) or Section 9 prior to the Termination Date of a Phase, his option for the purchase of shares will be exercised automatically for the Participant as of such Termination Date for the purchase of the number of full shares of Company common stock which the accumulated payroll deductions in

4

the Participant’s account at that time will purchase at the applicable option price set forth in Section 8(a)(ii), and subject to the limitations set forth in Sections 8(a)(v)(A), 8(a)(v)(B) and 10 hereof.

(ii)

A Participant may, by written notice to the Company at any time during the thirty (30) day period immediately preceding the Termination Date of a Phase, elect, effective as of the Termination Date of that Phase, to exercise his option for a specified number of full shares less than the maximum number which may be purchased under his option.

(iii)

As promptly as practicable after the Termination Date of any Phase, the Company will deliver to each Participant herein the common stock purchased upon the exercise of his option, together with a cash payment equal to the balance, if any, of his account which was not used for the purchase of common stock without interest.

(iv)

The Committee may appoint a registered broker dealer to act as agent for the Company in holding and performing ministerial duties in connection with the Plan, including, but not limited to, maintaining records of stock ownership by Participants and holding stock in its own name for the benefit of the Participants. No trust or escrow arrangement shall be expressed or implied by the exercise of such duties by the agent. A Participant may, at any time, request of the agent that any shares allocated to the Participant be registered in the name of the Participant, in which event the agent shall issue a certificate for the whole number of shares in the name of the Participant and shall deliver to the Participant any cash for fractional shares, based on the then fair market value of the shares on the date of issuance.

          9.           Withdrawal or Termination of Participation.

          (a)          A Participant may, at any time prior to the Termination Date of a Phase, withdraw all payroll deductions then credited to his account by giving written notice to the Company. Promptly upon receipt of such notice of withdrawal, all payroll deductions credited to the Participant’s account after March 31, 2011 will be paid to him without interest and no further payroll deductions will be made during that Phase. In such event, the option granted the Participant under that Phase of the Plan shall lapse immediately. Partial withdrawals of payroll deductions hereunder may not be made. Subject to Section 9(e) below, a Participant’s withdrawal will not have any effect upon the Participant’s eligibility to participate in any succeeding Phase of the Plan or in any similar plan that may hereafter be adopted by the Company.

          (b)          Notwithstanding the provisions of Section 9(a) above, if a Participant is obligated to file reports pursuant to Section 16 of the Securities Exchange Act of 1934 (whether at the commencement of a Phase or during a Phase) then such a Participant shall not have the right to withdraw all or a portion of the accumulated deductions except in accordance with Section 9(c) and (d) below.

          (c)          In the event of the death of a Participant, the person or persons specified in Section 14 may give notice to the Company within sixty (60) days of the death of the Participant electing to purchase the number of full shares which the accumulated payroll deductions in the account of such deceased Participant will purchase at the option price specified in Section 8(a)(ii) and have the balance in the account distributed in cash without interest to the person or persons specified in Section 14. If no such notice is received by the Company within said sixty (60) days, the accumulated payroll deductions will be distributed in full in cash without interest to the person or persons specified in Section 14.

          (d)          Upon termination of Participant’s employment for any reason other than death of the Participant, the payroll deductions credited to his account without interest shall be returned to him.

          (e)          In the event the Participant’s participation is suspended under the Company’s deferred compensation plan as a result of receiving a hardship withdrawal, the Participant shall be immediately and automatically suspended from the Plan and all payroll deductions shall be discontinued and returned to the Participant, without interest. The Participant shall again participate in the Plan as provided in Section 6(b) above.

          (f)          In the event the Participant ceases to be an eligible Employee, although still employed by the Company, the Participant shall be deemed to have discontinued participation in the Plan and all payroll deductions shall be

5

discontinued. Participant shall have the right to purchase the number of full shares, which the accumulated payroll deductions in his or her account as of the date the employee ceases to be an eligible Employee will purchase at the option price and time specified in Section 8 above. The balance remaining in Participant’s account after such purchase shall be distributed to Participant without interest.

          (g)          The Committee shall be entitled to make such rules, regulations and determination as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:

(i)	Whether or not any such leave of absence shall constitute a termination of employment for purposes of the Plan; and

(ii)	The impact, of any, of any such leave of absence on options under the Plan theretofore granted to any Participant who takes such leave of absence.

          10.          Stock Reserved for Options. Five Hundred Thousand (500,000) shares of the Company’s $.05 par value common stock are reserved for issuance upon the exercise of options to be granted under the Plan. Shares subject to the unexercised portion of any lapsed or expired option may again be subject to option under the Plan.

          (b)          If the total number of shares of Company common stock for which options are to be granted for a given Phase as specified in Section 8 exceeds the number of shares then remaining available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding) and if the Committee does not elect to cancel such Phase pursuant to Section 4, the Committee shall make a pro rata allocation of the shares remaining available in as uniform and equitable a manner as it shall consider practicable. In such event, the options to be granted and the payroll deductions to be made pursuant to the Plan which would otherwise be effected may, in the discretion of the Committee, be reduced accordingly. The Committee shall give written notice of such reduction to each Participant affected.

          (c)          The Participant (or a joint tenant named pursuant to Section 10(d) hereof) shall have no rights as a shareholder with respect to any shares subject to the Participant’s option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued, except as otherwise provided in Section 12 hereof.

          (d)          The shares of Company common stock to be delivered to a Participant pursuant to the exercise of an option under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Committee prior to the Termination Date of that Phase of the Plan, in the names of the Participant and one other person the Participant may designate as his joint tenant with rights of survivorship, to the extent permitted by law.

          11.          Accounting and Use of Funds. Payroll deductions for each Participant shall be credited to an account established for him under the Plan. Such account shall be solely for bookkeeping purposes and no separate fund or trust shall be established hereunder and the Company shall not be obligated to segregate such funds. All funds from payroll deductions received or held by the Company under the Plan may be used, without limitation, for any corporate purpose by the Company.

          12.          Adjustment Provision. (a) Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding option, and the price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company common stock resulting from a subdivision or consolidation of shares or the payment of a share dividend (but only on the shares) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

          (b)          In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

          (c)          To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Committee, and its determination in that respect shall be final, binding and conclusive,

6

provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.

          (d)           Except as hereinbefore expressly provided in this Section 12, no Participant shall have any right by reason of any subdivision or consolidation of shares of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of any class, or securities convertible into shares of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option.

          13.          Non-Transferability of Options.

          (a)          Options granted under any Phase of the Plan shall not be transferable except under the laws of descent and distribution and shall be exercisable only by the Participant during the Participant’s lifetime and after the Participant’s death only by the Participant’s beneficiary of the representative of the Participant’s estate as provided in Section 9(c) hereof.

          (b)          Neither payroll deductions credited to a Participant’s account, nor any rights with regard to the exercise of an option or to receive common stock under any Phase of the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant. Any such attempted assignment, transfer, pledge or other disposition shall be null and void and without effect, except that the Company may, at its option, treat such act as an election to withdraw funds in accordance with Section 9.

          14.          Designation of Beneficiary.

          (a)          A Participant may file a written (or if available electronic) designation of a beneficiary who is to receive any cash credited to the Participant’s account under any Phase of the Plan in the event of such Participant’s death prior to exercise of the Participant’s option pursuant to Section 8 hereof, or to exercise the Participant’s option and become entitled to any stock and/or cash upon such exercise in the event of the Participant’s death prior to exercise of the option pursuant to Section 8 hereof. The beneficiary designation may be changed by the Participant at any time by written notice (or if available electronic) to the Company.

          (b)          Upon the death of a Participant and upon receipt by the Company of proof deemed adequate by it of the identity and existence at the Participant’s death of a beneficiary validly designated under the Plan, the Company shall in the event of the Participant’s death under the circumstances described in Section 9(c) hereof, allow such beneficiary to exercise the Participant’s option pursuant to Section 9(c) if such beneficiary is living on the Termination Date of the Phase and deliver to such beneficiary the appropriate stock and/or cash after exercise of the option. In the event there is no validly designated beneficiary under the Plan who is living at the time of the Participant’s death under the circumstances described in Section 9(c) or in the event the option lapses, the Company shall deliver the cash credited to the account of the Participant without interest to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed to the knowledge of the Company, it may, in its discretion, deliver such cash to the spouse (or, if no surviving spouse, to any one or more children of the Participant). If no spouse or child is known to the Company, then to such relatives of the Participant known to the Company as would be entitled to such amounts, under the laws of intestacy in the deceased Participant’s domicile as though named as the designated beneficiary hereunder. The Company will not be responsible for or be required to give effect to the disposition of any cash or stock or the exercise of any option in accordance with any will or other testamentary disposition made by such Participant or in accordance with the provision of any law concerning intestacy, or otherwise. No designated beneficiary shall, prior to the death of a Participant by whom the beneficiary has been designated, acquire any interest in any stock or in any option or in the cash credited to the Participant’s account under any Phase of the Plan.

          15.          Amendment and Termination. The Plan may be terminated at any time by the Board of Directors provided that, except as permitted in Section 4(c) with respect to an acceleration of the Termination Date of any Phase, no such termination will take effect with respect to any options then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code of 1986, as amended, or other applicable laws or regulations; provided,

7

however, that no such amendment shall, without prior approval of the shareholders of the Company (1) increase the total number of shares for which options may be granted under the Plan (except as provided in Section 12 herein), (2) permit aggregate payroll deductions in excess of ten percent (10%) of a Participant’s compensation as of the Commencement Date of a Phase, or (3) impair any outstanding option.

          16.          Interest. For the period prior to April 1, 2011, interest payable on a Participant’s payroll deductions shall be determined by averaging the month-end balances in the Participant’s account for the period of his participation and computing interest thereon at the rate of three percent (3%) per annum or such higher rate as shall, from time to time, be determined by the Board of Directors.

          17.          Notices. All notices or other communications in connection with the Plan or any Phase thereof shall be in the form specified by the Committee and shall be deemed to have been duly given when received by the Participant or his designated personal representative or beneficiary or by the Company or its designated representative, as the case may be.

          18.          Participation of Subsidiaries. The Board of Directors may, by written resolution, authorize the employees of any of its Subsidiaries to participate hereunder. Effective as of the date of coverage of any such Subsidiary, any references herein to the “Company” shall be interpreted as referring to such Subsidiary as well as to Communications Systems, Inc.

          In the event that any Subsidiary which is covered under the Plan ceases to be a Subsidiary of Communications Systems, Inc., the employees of such Subsidiary shall be considered to have terminated their employment for purposes of Section 9 hereof as of the date such Subsidiary ceases to be such a Subsidiary.

          19.          Definitions.

          (a)          “Subsidiary” shall include any corporation defined as a subsidiary of the Company in Section 424(f) of the Internal Revenue Code of 1986, as amended.

          (b)          “Employee” shall mean any employee, including an officer, of the Company who as of the first day of the month immediately preceding the Commencement Date of a Phase is customarily employed by the Company for more than fifteen (15) hours per week.

          (c)          “Base Pay” is the regular pay for employment for each employee as annualized for a twelve (12) month period, exclusive of overtime, commissions, bonuses, disability payments, shift differentials, incentives and other similar payments, determined as of the Commencement Date of each Phase. In determining Base Pay for any employee for a Phase, the Committee or its designee is authorized to use factors that it determines relevant, including aggregate salary, wages, commissions and bonuses for the prior fiscal year or years.

          20.          Miscellaneous.

          (a)          The Plan shall not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares of stock under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company’s right to terminate, or otherwise modify, an Employee’s employment at any time.

          (b)          The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of such Employee.

          (c)          As a condition of the obligations of the Company under this Plan, each Participant must, no later than the date as of which any part of the value of an option under this Plan first becomes includable as compensation in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such value. The Company or any Subsidiary, to the extent permitted by law, may deduct any such taxes from

8

any payment of any kind otherwise due to the Participant. If the Committee permits, a Participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements under this Section by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the Participant, or (ii) delivering (including by attestation) to the Company from shares of stock already owned by the Participant, that number of shares having an aggregate fair market value equal to part or all of the tax payable by the Participant under the this Section, and in the event shares of stock are withheld, the amount withheld will not exceed the minimum required federal, state and FICA withholding amount. Any such election will be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

          (d)          The law of the State of Minnesota will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

          (e)          The offering of the shares hereunder shall be subject to the effecting by the Company of any registration or qualification of the shares under any federal or state law or the obtaining of the consent or approval of any governmental regulatory body which the Company shall determine, in its sole discretion, is necessary or desirable as a condition to or in connection with, the offering or the issue or purchase of the shares covered thereby. The Company shall make every reasonable effort to effect such registration or qualification or to obtain such consent or approval.

          (f)          It is intended that the Plan and any option granted under the Plan made to a person subject to Section 16 of the Securities Exchange Act of 1934 meet all requirements of Rule 16b-3. If any provisions of the Plan or any option granted under the Plan would disqualify the Plan or such option, or would otherwise not comply with Rule 16b-3, such provision or option shall be construed or deemed amended to conform to Rule 16b-3.

          (g)          Notwithstanding any provision in this Plan to the contrary, payroll deduction elections and cancellations or amendments thereto, withdrawals decisions, beneficiary designations, and any other decision or election by a Participant under this Plan may be accomplished by electronic or telephonic means, which includes but is not limited to the Internet, and which are not otherwise prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Employer or its delegates.

Adopted by Board of Directors: February 15, 1990
Approved by the shareholders May 1990
Amended May 1995 to increase authorized shares to 200,000
Amended May 1998 to increase authorized shares to 300,000
Amended May 2002 to increase authorized shares to 400,000
Amended October 27, 2004 to modify definition of “Base Pay” in Section 19(c)

Amended effective August 1, 2005 to (i) authorize the Board and Committee establish a Phase for a period other than one year (Section 4(b)) and (ii) increase the option price to 95% of fair market value at the Termination Date (Section 8(a)(ii))

Amended December 30, 2008 to increase authorized shares to 500,000

Amended March 28, 2011 to (i) eliminate interest on withdrawn deferrals; (ii) provide discretion to the Committee to establish the option price for a Phase at not less than 85% of fair market value on the Termination Date and (iii) comply with new tax regulations and other administrative changes

9

COMMUNICATIONS SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 19, 2011
10:00 a.m. Central Daylight Time

Communications Systems, Inc.
10900 Red Circle Drive
Minnetonka, Minnesota

COMMUNICATIONS SYSTEMS, INC.	proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2011.

The undersigned hereby appoints Curtis A. Sampson, Jeffrey K. Berg and Gerald D. Pint, or any of them, as proxies, with full power of substitution to vote all the shares of common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Communications Systems, Inc., to be held May 19, 2011, at 10:00 a.m. Central Daylight Time at the offices of Communications Systems, Inc., 10900 Red Circle Drive, Minnetonka, Minnesota, or at any adjournment thereof, upon any and all matters that may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

See reverse for voting instructions.

COMMUICATIONS SYSTEMS, INC.	Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/jcs Use the Internet to vote your proxy until 12:00 p.m. (CT) on May 18, 2011.

PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on May 18, 2011.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

  Please detach here

The Board of Directors Recommends a Vote FOR the nominees below and Proposals 2, 3 and 4.

1.	Election of directors:	01 Edwin C. Freeman 02 Luella G. Goldberg 03 Randall D. Sampson	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Ratification of the appointment of Deloitte & Touche LLC as independent registered public accounting firm for the year ended December 31, 2011.	☐	For	☐	Against	☐	Abstain

3.	Approval of the Communications Systems, Inc. 2011 Executive Incentive Compensation Plan.	☐	For	☐	Against	☐	Abstain

4.	Approval of Amendments to the Communications Systems, Inc. Employee Stock Purchase Plan.	☐	For	☐	Against	☐	Abstain

5.	THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

UNLESS OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED UNDER “ELECTION OF DIRECTORS” ABOVE AND “FOR” PROPOSALS 2, 3 AND 4.

Address Change? Mark box, sign, and indicate changes below: ☐	Date	, 2011

Signature(s) in Box

Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

COMMUNICATION SYSTEMS, INC.	Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

COMMUNICATIONS SYSTEMS, INC.

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 19, 2011

10:00 a.m. Central Daylight Time

Communications Systems, Inc.

10900 Red Circle Drive

Minnetonka, Minnesota

Directions to the Communications Systems, Inc. Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/jcs.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 19, 2011.

Notice is hereby given that the Annual Meeting of Shareholders of Communications Systems, Inc. will be held at 10900 Red Circle Drive, Minnetonka, Minnesota on May 19, 2011 at 10:00 a.m. Central Daylight Time.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report/10K are available at www.ematerials.com/jcs

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 6, 2011 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:
1.	Election of Directors
2.	Ratification of the appointment of Deloitte & Touche LLC as independent registered public accounting firm for the year ended December 31, 2011.
3.	Approval of the Communications Systems, Inc. 2011 Executive Incentive Compensation Plan.
4.	Approval of Amendments to the Communications Systems, Inc. Employee Stock Purchase Plan.
5.	The proxies are authorized to vote in their discretion upon any other matters as may properly come before the meeting.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.eproxy.com/jcs

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 18, 2011.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/jcs. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “jcs Materials Request” in the subject line. The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.